                                                    Registration Nos. 333-117376
                                                                       811-05301

       As filed with the Securities and Exchange Commission on May 2, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.  [ ]   [ ]

     Post-Effective Amendment No. [1]   [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. [70]   [X]

                VARIABLE ACCOUNT I OF AIG LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           AIG LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 One ALICO Plaza
                                 600 King Street
                              Wilmington, DE 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
                Depositor's Telephone Number, including Area Code

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

     It is proposed that the filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 2, 2005 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Variable Account I of AIG Life Insurance Company under variable annuity contracts

                           Immediate Variable Annuity
                               Contract issued by
                           AIG Life Insurance Company
                         through its Variable Account I

                      This prospectus is dated May 2, 2005

This prospectus describes information you should know before you purchase an Immediate Variable Annuity Contract (the "Contract"). On page 4 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 3.

The Contract is available as a qualified contract, such as an individual retirement annuity contract funded with rollovers from tax-qualified plans, and as a non-qualified contract funded with money from any source.

The Contract is a single premium immediate variable annuity contract between you and AIG Life Insurance Company ("AIG Life") where you agree to make one Premium Payment to AIG Life and AIG Life agrees to make a stream of Annuity Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals. It is immediate because we start making Annuity Payments within 12 months from the Contract Date.

The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals and surrenders, the Contract is not suitable as a short-term investment.

The Contract has 31 investment options to which you can allocate your money - 30 variable investment options and one fixed investment option. If your contract is a non-qualified annuity that is not part of your retirement plan, those variable investment options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans (The Vanguard Group(R) public Mutual Funds), will not be available for you to allocate your money within your contract. The fixed investment option is part of our general account and, if chosen, each of your Annuity Payments will generally be the same amount. If you select a variable Annuity Payment, the periodic payments will change depending on the investment performance of the portfolios you select. You bear the investment risk. The currently offered variable investment options are Portfolios of Vanguard Variable Insurance Fund ("Vanguard VIF Portfolios") and The Vanguard Group public Mutual Funds ("Vanguard Funds"). Vanguard VIF Portfolios and Vanguard Funds are collectively referred to in this prospectus as the "Funds."

See "Investment Options" on page 6 for a complete list of the variable investment options. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AIG Life representative or from our Administrative Center as shown on page 3 of this prospectus.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal invested.

The Contracts are not available in all states. This prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

DEFINITIONS................................................................... 4
SUMMARY OF THE CONTRACT....................................................... 6
         Purpose of the Annuity Contract...................................... 6
         Type of Contract..................................................... 6
         Purchase of the Contract............................................. 6
         Investment Options................................................... 6
         Expenses 7
                  Sales Charge................................................ 8
                  Mortality and Expense Risk Charge........................... 8
                  Premium Tax Charge.......................................... 8
                  Other Expenses.............................................. 8
         Right to Examine Period.............................................. 8
         Cancellation Rights.................................................. 8
FEE TABLES.................................................................... 8
CONDENSED FINANCIAL INFORMATION............................................... 9
INVESTMENT OPTIONS............................................................ 9
         Variable Investment Options.......................................... 9
         Fixed Investment Option............................................. 16
EXPENSES..................................................................... 16
         Summary of Costs of Investing in the Contracts...................... 16
         Sales Charge........................................................ 17
         Mortality and Expense Risk Charge................................... 17
         Premium Taxes....................................................... 17
         Income Taxes........................................................ 17
         Transfer Fee........................................................ 18
         Fund Expenses....................................................... 18
THE CONTRACT................................................................. 18
         General Description................................................. 18
         Who Should Purchase a Contract...................................... 18
         About the Contract.................................................. 19
         Purchasing a Contract............................................... 19
         Allocation of Premium............................................... 19
         Right to Examine Period............................................. 19
         Market Timing....................................................... 20
         Fund-Rejected Transfers............................................. 20
         Transfers Among Investment Options.................................. 20
                  Minimum Transfer Amount.................................... 21
         Effective Date of Transfers Among Variable Investment Options....... 21
         Automatic Rebalancing............................................... 21
         Dollar Cost Averaging............................................... 22
         Cancellation Rights................................................. 22
                  Access To Your Money....................................... 22
                  Cancellation Of The Contract............................... 22
                  Computing the Cancellation Value........................... 22
                  Taxes    23
         Rights Reserved by the Company...................................... 23
ANNUITY PAYMENTS............................................................. 24

         Generally........................................................... 24
         Annuity Payment Options............................................. 24
         Annuity Units....................................................... 26
         Determination of the Initial Annuity Payment........................ 26
         Impact of Annuitant's Age on Annuity Payments....................... 26
         Impact of Annuitant's Gender on Annuity Payments.................... 26
         Impact of Length of Payment Periods on Annuity Payments............. 27
         Determination of Subsequent Variable Annuity Payments............... 27
         Assumed Investment Return........................................... 27
ACCESS TO YOUR MONEY......................................................... 28
         Generally........................................................... 28
         Deferment of Payments............................................... 28
DEATH BENEFIT................................................................ 29
         Death Within Six Months of the Contract Date........................ 29
         Death Prior to Income Start Date.................................... 29
         Death of Contract Owner After the Income Start Date................. 29
         Death of Annuitant After the Income Start Date...................... 30
         Designation of Beneficiary.......................................... 30
PERFORMANCE.................................................................. 30
TAXES    32
         Introduction........................................................ 32
         Annuity Contracts in General........................................ 32
         Tax Treatment of Distributions -- Qualified Contracts............... 32
         Tax Treatment of Distributions -- Non-Qualified Contracts........... 34
         Non-Qualified Contracts Owned by Non-Natural Persons................ 35
         Section 1035 Exchanges.............................................. 35
         Diversification and Investor Control................................ 35
         Withholding......................................................... 36
OTHER INFORMATION............................................................ 36
         AIG Life Insurance Company.......................................... 36
         Ownership........................................................... 37
         Voting Rights....................................................... 37
         Distribution of the Contract........................................ 37
         Legal Proceedings................................................... 38
FINANCIAL STATEMENTS......................................................... 38
APPENDIX 39
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................. 44

CONTACT INFORMATION: Here is how you can contact us about the Immediate Variable Annuity Contracts:

-------------------------------------------------------------------------------
ADMINISTRATIVE CENTER:                         HOME OFFICE:
-------------------------------------------------------------------------------
(U.S. Mail)                                    AIG Life Insurance Company
AIG Life Insurance Company                     One ALICO Plaza
Annuity Administration Department              600 King Street
600 King Street (DPEN)                         Wilmington, Delaware  19801
Wilmington, Delaware  19801
1-877-299-1724
-------------------------------------------------------------------------------

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 600 King Street
(DPEN), Wilmington, Delaware, 19801, telephone: 1-877-299-1724.

Annuitant - The person you designate to receive Annuity Payments and whose life determines the duration of Annuity Payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Annuity Payment Options under the Contract permit a Joint Annuitant.

Annuity Payment - The series of periodic income payments selected by the Contract Owner.

Annuity Payment Option - The method in which you choose to receive your stream of Annuity Payment(s).

Annuity Unit - An accounting unit of measure used to calculate Annuity Payments after the Contract Date.

Assumed Investment Return - The net investment return that will cause variable Annuity Payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable Annuity Payments.

Company - AIG Life Insurance Company, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Contract Anniversary - An anniversary of the date we issued your Contract.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

Contract Year - Each twelve-month period beginning on the Contract Date.

Income Change Date - The date on which the amount of your next variable Annuity Payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable Annuity Payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

Income Start Date - The date on which Annuity Payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that Annuity Payments begin for an indefinite period of time.)

Non-Qualified Contract - An annuity purchased with dollars already subject to taxation.

Premium Payment - Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us.

Premium Tax - A tax charged by a state or municipality on Premium Payments.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Issue Date, when you may return your Contract to the Company.

Valuation Date - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 4:00 p.m. Eastern time.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

Purpose of the Annuity Contract

The single premium immediate variable annuity Contract described in this prospectus provides Annuity Payments to the Annuitant for his or her life, and, under certain options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of Annuity Payment Options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of Annuity Payments, generally for retirement, but also for other long-term purposes.

Type of Contract

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over or converted from tax-qualified plans such as 401(k) Plans, 403(b) Plans, government 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

Purchase of the Contract

The minimum amount to purchase a Contract is $20,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

Investment Options

When you purchase the Contract, you may allocate your Premium Payment to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, 30 of which are currently offered under the Contract. Each of the 30 subaccounts invests exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio.

The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

The variable investment options currently offered are:

Vanguard Funds

Vanguard 500 Index Fund                         Vanguard U.S. Growth Fund
Vanguard Dividend Growth Fund                   Vanguard Wellington(TM) Fund
Vanguard GNMA Fund                              Vanguard Windsor(TM) Fund
Vanguard Inflation-Protected Securities Fund    Vanguard LifeStrategy(R) Conservative Growth Fund
Vanguard Prime Money Market Fund                Vanguard LifeStrategy Growth Fund
Vanguard Small-Cap Growth Index Fund            Vanguard LifeStrategy Income Fund
Vanguard Small-Cap Value Index Fund             Vanguard LifeStrategy Moderate Growth Fund
Vanguard Total Bond Market Index Fund

The above Vanguard Funds are available to you if your Contract has been issued on a qualified basis.

As of March 4, 2004, Vanguard PRIMECAP Fund was no longer available to new investors. Contract Owners invested in the Fund as of May 2, 2005 may retain the investment but cannot use the account value invested in Vanguard PRIMECAP Fund for any other purpose except to transfer to one of the other currently offered investment options.

As of December 1, 2004, Vanguard Health Care Fund and Vanguard Total International Stock Index Fund were no longer offered as investment options under the Contract. As of May 2, 2005, Vanguard International Growth Fund is no longer offered as an investment option under the Contract.

Vanguard VIF Portfolios

Vanguard VIF Balanced Portfolio                 Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Capital Growth Portfolio           Vanguard VIF Money Market Portfolio
Vanguard VIF Diversified Value Portfolio        Vanguard VIF REIT Index Portfolio
Vanguard VIF Equity Income Portfolio            Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Equity Index Portfolio             Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio                   Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio          Vanguard VIF Total Stock Market Index Portfolio
Vanguard VIF International Portfolio

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

Allocating part or all of your Premium Payment to a subaccount means you have elected, at least in part, a variable Annuity Payment. The amount of your variable Annuity Payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed Annuity Payment. Under this option, the periodic amount you receive will not change.

Expenses

The Company deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

Sales Charge. We may deduct a one time sales charge from your Premium Payment.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

Premium Tax Charge. Certain states assess a Premium Tax charge for Premium Payments made under the Contract. If applicable, the Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

Other Expenses. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

Right to Examine Period

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Examine Period" further on in this prospectus.

Cancellation Rights

You may have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted. We reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

---------------------------------------------------------------------------------------------
                    Maximum Contract Owner Transaction Expenses
---------------------------------------------------------------------------------------------
                 Charge                                           Amount
---------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                               6% of premium
(as a percentage of purchase payments)
---------------------------------------------------------------------------------------------
Transfer Fee                                                  $10 per transfer
                                               (There is no charge for the first 12 transfers
                                               each Contract year; thereafter, we reserve the
                                                right to charge a fee of $10 per transfer.)
---------------------------------------------------------------------------------------------
Premium Taxes - qualified Contracts                          0 - 1% of premium
---------------------------------------------------------------------------------------------
Premium Taxes - non-qualified Contracts                     0 - 3.5% of premium
---------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

----------------------------------------------------------------
                Variable Account Annual Expenses
           (as a percentage of average account value)
----------------------------------------------------------------
                   Charge                            Amount
----------------------------------------------------------------
Maximum Mortality and Expense Risk Fees                1.25%
----------------------------------------------------------------
    Total Variable Account Annual Expenses             1.25%
----------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the Funds for the fiscal year ended December 31, 2004. Current and future expenses for the Funds may be higher or lower than those shown.

----------------------------------------------------------------------
                    Annual Fund Fees and Expenses
      (as a percentage of average daily variable account value)
----------------------------------------------------------------------
Charge                                        Maximum         Minimum
----------------------------------------------------------------------
Total Annual Fund Operating Expenses           0.63%           0.14%
(expenses that are deducted from Fund
assets include management fees,
distribution (12b-1) fees, and other
expenses)
----------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses. You may request copies of the Funds' prospectuses by contacting our Administrative Center.

                         CONDENSED FINANCIAL INFORMATION

As of the fiscal year ended December 31, 2004, there were no outstanding accumulation unit values.

                               INVESTMENT OPTIONS

Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your Contract and other variable annuity Contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the Contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one Fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the Contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Vanguard Funds

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the Funds' sponsor and overall manager, Vanguard may compensate us for providing administrative services in connection with the Funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each of the Funds available under the Contract. There is no assurance that any of these Funds will achieve its stated objective.

        . Vanguard 500 Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

        . Vanguard Dividend Growth Fund seeks to provide, primarily, an above-average level of current income and, secondarily, long-term growth of capital and income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically, but not always, will be trading at a discount to the market at the time of purchase. The Fund will be diversified across industry sectors.

        . Vanguard GNMA Fund seeks to provide a moderate level of current income. The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U. S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

        . Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

        . Vanguard Prime Money Market Fund seeks to provide current income while maintaining liquidity and a stable share price of $1. The Fund invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry. The Fund will maintain a dollar-weighted average maturity of 90 days or less.

        . Vanguard Small-Cap Growth Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The Fund employs a "passive management"-or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI(R)) US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

        . Vanguard Small-Cap Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The Fund employs a "passive management"-or indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

        . Vanguard Total Bond Market Index Fund seeks to track the performance of a broad, market-weighted bond index. The Fund employs a "passive management"-or indexing- strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Fund invests by "sampling" the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Fund's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

        . Vanguard U.S. Growth Fund seeks to provide long-term capital appreciation. The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors.

        . Vanguard Wellington Fund seeks to provide long-term capital appreciation and reasonable current income. The Fund invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Fund assets are invested mainly in investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, as well as mortgage-backed securities.

        . Vanguard Windsor Fund seeks to provide long-term capital appreciation and income. The Fund invests mainly in mid-and large-capitalization companies whose stocks are considered by the Fund's advisors to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisors, are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors.

        . Vanguard LifeStrategy Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

        . Vanguard LifeStrategy Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds.

        . Vanguard LifeStrategy Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks.

        . Vanguard LifeStrategy Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds.

Each Fund is part of The Vanguard Group, Inc. ("Vanguard"), a family of 36 investment companies with more than 130 investment portfolios holding assets in excess of $810 billion. Vanguard serves as the investment advisor to Vanguard 500 Index Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Prime Money Market Fund, Vanguard Small-Cap Growth Index Fund, Vanguard Small-Cap Value Index Fund, and Vanguard Total Bond Market Index Fund. Vanguard manages these funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain of the funds employ external advisors. Alliance Capital Management L.P. and William Blair & Company, L.L.C. serve as advisors to Vanguard U.S. Growth Fund. Wellington Management Company, LLP serves as advisor to Vanguard Dividend Growth Fund, Vanguard GNMA Fund, and Vanguard Wellington Fund. Wellington Management Company, LLP and Sanford C. Bernstein & Co., LLC serve as advisors to Vanguard Windsor Fund. The LifeStrategy Funds receive advisory services indirectly by investing in other Vanguard funds. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

Vanguard VIF Portfolios

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objective and strategies of each of the Portfolios available under the Contract. There is no assurance that any of these portfolios will achieve its stated objective.

        . Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but to have prospects for improvement. The remaining 30% to 40% of portfolio assets are invested mainly in investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, as well as mortgage-backed securities.

        . Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

        . Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

        . Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for long-term capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. The Portfolio uses multiple investment advisors.

        . Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

        . Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

        . Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, high-risk corporate bonds, commonly known as "junk bonds," with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

        . Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The Portfolio uses multiple investment advisors.

        . Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

        . Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

        . Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio normally invests at least 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index ("Index"). The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.

        . Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years.

        . Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio uses multiple investment advisors.

        . Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a "passive management"-or indexing-strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

        . Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the Dow Jones Wilshire 5000 Composite Index by investing primarily in two Vanguard funds-Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The Dow Jones Wilshire 5000 Composite Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

Vanguard serves as the investment advisor to Vanguard VIF Equity Index Portfolio, Vanguard VIF Mid-Cap Index Portfolio, Vanguard VIF Money Market Portfolio, Vanguard VIF REIT Index Portfolio, Vanguard VIF Short-Term Investment-Grade Portfolio, and Vanguard VIF Total Bond Market Index Portfolio. Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in another Vanguard fund and Vanguard VIF Portfolio. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain of the funds employ external advisors. PRIMECAP Management Company serves as advisor to Vanguard VIF Capital Growth Portfolio. Alliance Capital Management L.P. and William Blair & Company, L.L.C. serve as advisors to the Vanguard VIF Growth Portfolio. Wellington Management Company, LLP serves as advisor to Vanguard VIF High Yield Bond Portfolio and Vanguard VIF Balanced Portfolio. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co., LLC serve as advisors to Vanguard VIF Small Company Growth Portfolio. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd serve as advisors to Vanguard VIF International Portfolio. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as advisor to Vanguard VIF Diversified Value Portfolio. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as advisors to Vanguard VIF Equity Income Portfolio.

Fixed Investment Option

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the Annuity Payments you receive will be unaffected by investment performance.

                                    EXPENSES

Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the Fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

Summary of Costs of Investing in the Contracts

        .       Maximum sales loads or sales charges: 6.00% of premium

        .       No annual Contract maintenance charge

        . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of $10 per transfer)

        .       Maximum Annual Mortality and Expense Risk Charge: 1.25%

        . Fees and expenses paid by the Funds which ranged from 0.14% to 0.63% in the fiscal year ended December 31, 2004

Sales Charge

We will deduct a maximum of 6.0% of your Premium Payment as a sales charge. The value of your Premium Payment (or "net" Premium Payment), after the sales charge and Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable income payments. AIG Life receives the sales charge to cover sales expenses, including commissions.

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The maximum rate we will charge is 1.25%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make Annuity Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly Annuity Payments regardless of how long all Annuitants may live.

The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

Premium Taxes

We will deduct from your Premium Payment any Premium Tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the Contract by various states range from 0% to 1% of premium for qualified Contracts and from 0% to 3.5% of premium for non-qualified Contracts. In addition, some local governments may also levy a Premium Tax. These taxes are deducted from your Premium Payment upon its receipt by the Company.

Income Taxes

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

Transfer Fee

There is no charge for the first 12 transfers each Contract year; after the first 12 transfers in a Contract year, we reserve the right to charge $10 per transfer.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum Fund expenses are described in the fee table contained in the prospectus.

                                  THE CONTRACT

General Description

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. The Contract provides income in the form of Annuity Payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), or you may purchase the Contract by transferring assets from another individual retirement annuity or "rolling over" assets from a qualified plan (a qualified Contract).

The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Funds, the amount of the variable Annuity Payments will depend on the investment performance of the Funds you select.

The Contract also has a fixed investment option that is part of our general account. Each Annuity Payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

Who Should Purchase a Contract

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

Under the Contract, you will have access to your investment only through Annuity Payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto). The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

About the Contract

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide Annuity Payments for the life of one or two persons, or for a designated period, or both.

Purchasing a Contract

The minimum investment for both qualified and non-qualified Contracts is $20,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

Allocation of Premium

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to the Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

Right to Examine Period

If for any reason you are not satisfied with your Contract, you may return it to us within 10 days after you receive it and we will refund your Premium Payment received by us, less any applicable charges that have been deducted, adjusted by any increase or decrease in investment experience in states where permitted. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to the Vanguard VIF Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. The allocation of your investment out of the Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Vanguard VIF Money Market Portfolio during the Right to Examine Period.

To exercise your right to return your Contract, you must mail it directly to us at AIG Life Insurance Company, Attention: Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

Market Timing

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

        . dilution in the value of Fund shares underlying investment options of other Contract Owners;

        . interference with the efficient management of the Fund's portfolio; and

        .       increased administrative costs.

We have policies and procedures that require us to monitor the Contracts to determine if a Contract Owner requests:

        . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

        . exchanges into or out of the same variable investment option more than twice in any one calendar quarter.

If either of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. The suspension of Contract transfer privileges will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

In addition, Contract Owners may incur a $10 charge for each transfer in excess of 12 each Contract year.

Fund-Rejected Transfers

Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may reject a Contract Owner's transfer request. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

Transfers Among Investment Options

The initial allocation of your Premium Payment among investment options to provide variable Annuity Payments can be changed by transfers of Fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a

Contract year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

How transfers among variable investment options are effected:

        (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

        (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

        (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

Minimum Transfer Amount. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Value, is the minimum number of Annuity Units that may be transferred.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

Effective Date of Transfers Among Variable Investment Options

When you transfer money among the variable investment options, we will redeem units of the affected subaccounts at their prices as of the end of the current Valuation Date. We will credit any subaccount you transfer the money to at the same time.

The amount of the allocation in each subaccount will change with that subaccount's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

Automatic Rebalancing

This feature automatically rebalances the current proportional value of your net Premium Payment allocated to each variable investment option under your Contract to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. Automatic rebalancing entails taking assets from the better performing divisions and allocating them to the lesser performing divisions.

You tell us the day of the month you want us to do the rebalancing (other than the 29th, 30th, or 31st) and whether you want the frequency to be monthly, quarterly, semi-annually or annually. For example, if you elect to begin rebalancing effective January 15th, and you have requested quarterly rebalancing, your automatic rebalancing will start on January 15th, occur next on April 15th, and will continue quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

Dollar Cost Averaging

We offer dollar cost averaging that provides for automatic and scheduled transfers between variable investment options. You may maintain only one dollar cost averaging instruction with us at a time.

Annuity Units for dollar cost averaging will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

Cancellation Rights

This feature may not be available in all states; please consult your contract to determine if it is available. Contract cancellation rights are subject to the following provisions:

Access To Your Money. Depending on whether you are the Annuitant, you may access your money by receiving Annuity Payments or, you as Contract Owner may cancel your Contract for its cancellation value within six (6) months after the Contract Date. Partial withdrawals are not available under this prospectus.

Cancellation Of The Contract. If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your Contract. It is available with both the variable and the fixed payouts under all Annuity Payment Options. To elect a cancellation, the Contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

Computing the Cancellation Value. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed Annuity Payments, to be determined as follows.

        . The value of future variable Annuity Payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine Annuity Payments, to the future variable Annuity Payments which are to be paid in accordance with the Annuity Payment Option in effect when cancellation is requested. The amount of future variable Annuity Payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

        . Fixed Annuity Payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed Annuity Payments which is to be paid in accordance with the Annuity Payment Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of Annuity Payments at the Contract Date. For example, if the current annuity purchase rates for fixed Annuity Payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed Annuity Payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

Taxes. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

Rights Reserved by the Company

The Company reserves the following rights to:

        . Reflect a change in the variable account or any division thereunder;

        .       Create new variable accounts;

        . Operate the variable account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

        . Transfer any assets in any division in the variable account with another variable account;

        . Add, combine or remove divisions in the variable account, or combine the variable account with another variable account;

        . Make any new divisions available to the Contract Owner on a basis to be determined by the Company;

        . Substitute for the shares held in any division the shares of another underlying Fund or the shares of another investment company or any other investment permitted by law;

        . Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

        .       Make any changes to comply with the rules of any Fund.

                                ANNUITY PAYMENTS

Generally

Beginning on the Income Start Date, the Annuitant will receive periodic Annuity Payments. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date and can start as early as 1 month after we receive your Premium Payment. In addition, Annuity Payments must begin by the Annuitant's 91st birthday. If a state requires that Annuity Payments begin prior to such date, we must comply with those requirements.

We will make Annuity Payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them. For Annuity Payments:

        . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

        . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

        . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

        . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

        . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

Annuity Payment Options

The Contract currently offers the four Annuity Payment Options described below. We may make other Annuity Payment Options available subject to our discretion. Please refer to your Contract specific materials for the Annuity Payment Options available in your Contract. If your Annuity Payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

        .       Option 1 - Life Annuity

                Under this option, we will make Annuity Payments as long as the Annuitant is alive. Annuity Payments stop when the Annuitant dies.

        .       Option 2 - Life Annuity With A Guaranteed Number of Years

                Under this option, we will make Annuity Payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period.

        .       Option 3 - Joint and Survivor Annuity

                Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make Annuity Payments so long as the Joint Annuitant is alive, however, the amount of the remaining Annuity Payments will be a percentage of the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

        . Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years

                Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make Annuity Payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the Annuity Payments to be made to the Joint Annuitant, upon the later of your death or the end of the guaranteed period, will be:

        . equal to the Annuity Payments you were receiving while both you and the Joint Annuitant were alive; or

        . lower than the Annuity Payments you were receiving while both you and the Joint Annuitant were alive.

All things being equal, Annuity Payments to you while both you and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

Annuity Units

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each Annuity Payment as determined by our currently used annuity rate factors. The Annuity Unit value for each Fund will vary from one Valuation Period to the next based on the investment experience of the assets in the Fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

Determination of the Initial Annuity Payment

The following factors determine the amount of the first Annuity Payment:

        . the portion of the premium allocated to provide variable Annuity Payments and the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return;

        . the portion of the premium allocated to provide fixed Annuity Payments and prevailing fixed interest rates;

        . the age and gender of the Annuitant (and Joint Annuitant, if any);

        .       the Annuity Payment Option selected;

        .       the frequency of Annuity Payments;

        .       the deduction of applicable Premium Taxes; and

        .       the time period from the Contract Date to the Income Start Date.

Impact of Annuitant's Age on Annuity Payments

For either fixed or variable Annuity Payments involving life income, the ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant's Gender on Annuity Payments

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Annuity Payments

On each Income Change Date, we will recalculate the variable Annuity Payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Annuity Payment as follows. The portion of the first Annuity Payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable Annuity Payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

        .       If value is transferred from one investment option to another.

        . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor Annuity Payment Option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable Annuity Payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable Annuity Payments will remain level until the next Income Change Date. Subsequent variable Annuity Payments may be more or less than the previously calculated variable Annuity Payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the Annuity Payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the Fund expenses. This assumption is called the

Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects Annuity Payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered. Currently, we offer AIRs of 3.5% and 5%. In the future we may make additional AIRs available.

        . If you allocated a portion of your premium to variable annuity income, then you invested this premium into the annuity investment options available and selected an AIR. If more than one AIR is offered you will need to decide between a higher or lower AIR.

        . We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the Assumed Investment Return.

        . For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If net performance (rate of return after expenses) is exactly equal to the AIR, the level of the variable Annuity Payments will not change. If the net performance of your annuity investment options is higher than the AIR, then your Annuity Payments will increase. Similarly, if net performance of your annuity investment options is less than the AIR, then your Annuity Payments will decrease.

        . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

        . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                              ACCESS TO YOUR MONEY

Generally

Depending on the Annuity Payment Option you select and whether you are the Annuitant, you may receive Annuity Payments according to the Annuity Payment Option you select. Partial withdrawals are not permitted under this prospectus.

Deferment of Payments

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

                . the NYSE is closed other than weekend and holiday closings;

                .       trading on the NYSE is restricted;

                . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of or determination of the value of shares of the Funds is not reasonably practicable; or

                . the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

Death Within Six Months of the Contract Date

If the cancellation right, discussed earlier on in this prospectus, is available, the following six month death benefit provision will apply to you.

If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract is issued), we will pay a lump sum death benefit in the event that the Annuitant and Joint Annuitant, if any, dies within six (6) months of the Contract Date. The benefit shall be payable to the Contract Owner, if living, or if not, to the beneficiary.

The amount of the lump sum death benefit will be determined by:

                . calculating the actuarial present value of future variable Annuity Payments as described in item number
                        (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

                . adding to that, the amount of premium allocated to pay fixed Annuity Payments, minus any fixed Annuity Payments already made.

No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six month period.

Death Prior to Income Start Date

Subject to the above provisions, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

If your Contract is a joint and survivor annuity and either the Annuitant or the Joint Annuitant die before the Income Start Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

This feature may not be available in all states; please consult your contract to determine if it is available.

Death of Contract Owner After the Income Start Date

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the Annuity Payment Option in force at the date of your death.

Death of Annuitant After the Income Start Date

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the Annuity Payment Option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the Annuity Payment Option in effect at the Annuitant's death. If no beneficiary survives the Annuitant, we will pay any remaining benefit to the Annuitant's estate.

The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

        .       Annuity Payment Option 3 - Joint and Survivor Annuity; or

        . Annuity Payment Option 4 - Joint and Survivor Annuity With a Guaranteed Number of Years.

If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

        .       Annuity Payment Option 1 - Life Annuity; or

        . Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of Years.

See "Annuity Payment Options" in this prospectus.

Designation of Beneficiary

The Contract Owner may select one or more beneficiaries for the Annuitant and name them on the Annuity Enrollment Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of beneficiary irrevocable. Changes in the beneficiary may then be made only with the consent of the designated irrevocable beneficiary. The Annuitant may also make the designation of beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the Fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

        (1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

        (2) other variable annuity variable accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

        (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

        (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

Tax Treatment of Distributions -- Qualified Contracts

If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

        .       Individual Retirement Annuities;

        . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

        .       Keogh Plans; and

        . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as Annuity Payments or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional tax in general does not apply:

        . where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

        .       where the taxpayer is age 59 1/2 or older;

        .       where payment is made on account of death;

        . where the payment is made on account of the taxpayer's disability;

        . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

        .       in some cases, upon separation from service on or after age 55;
                or

        .       certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also contact your tax adviser before taking surrenders.

Example: Individual A is age 57 1/2 when he begins to receive annual Annuity Payments of $10,000 from a traditional individual retirement annuity. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA")

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Tax Treatment of Distributions -- Non-Qualified Contracts

General

For Annuity Payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Annuity Payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Annuity Payments will be taxable. If Annuity Payments stop due to the death of the Annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Surrenders

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

A Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception
Applies

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax in general does not apply where:

        .       the taxpayer is age 59 1/2 or older;

        .       the payment is made on account of death;

        .       the payment is made on account of the taxpayer's disability;

        . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

        . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during an annuity period;

        .       or in certain other circumstances.

It should be noted that a full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also seek the advice of your tax adviser.

Example: Individual A is age 57 1/2 when he begins to receive annual Annuity Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying Funds for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the Owner of the Contract, could be treated as the owner of assets in the Funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on Annuity Payments and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders, we are required to withhold 10% of the taxable portion of any lump sum distribution unless you elect out of withholding. For Annuity Payments, we will withhold on the taxable portion of Annuity Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any distribution or Annuity Payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is 600 King Street (DPEN), Wilmington, Delaware 19801. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the Company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our Contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

Ownership

This prospectus describes a single premium immediate variable annuity Contract. You, as the owner of a Contract, are entitled to all the rights and privileges of ownership.

Voting Rights

To the extent required by law, we will vote the Fund shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the Fund. However, if legal requirements or our interpretation of present law changes to permit us to vote the Fund shares in our own right, we may elect to do so.

Prior to the Income Start Date, you have a voting interest in each Fund in whose corresponding subaccount you have value. We determine the number of Fund shares that are attributable to you by dividing the corresponding value in a particular Fund by the net asset value of one Fund share. After the Income Start Date, we determine the number of Fund shares that are attributable to you by dividing the reserve maintained in a particular Fund to meet the obligations under the Contract by the net asset value of one Fund share. The number of votes that you will have a right to cast will be determined as of the record date established by each Fund.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a Fund will receive proxy material, reports and other materials relating to the appropriate Funds. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to Contract Owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to Funds allocated to the fixed investment option.

Distribution of the Contract

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of AIG Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life Insurance Company's other variable accounts and for the variable accounts of certain AIG Life Insurance Company affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

AIG Life Insurance Company may pay commissions of no more than 6% of each Premium Payment to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Legal Proceedings

AIG Life Insurance Company is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life Insurance Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life Insurance Company's results of operations and financial position.

The distributor of the Contracts, AGESC, offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality.

                              FINANCIAL STATEMENTS

Financial statements of AIG Life Insurance Company and Variable Account I are included in the SAI, which may be obtained without charge by calling (877) 299-1724 or writing to AIG Life Insurance Company, Attention: Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

                                    APPENDIX

                 Hypothetical Illustrations Of Annuity Payments

We have prepared the following tables to show how variable Annuity Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Annuity Payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 6%, 6.53%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 6%, 6.53%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the Funds' management fees and operating expenses at an annual rate of approximately 0.28% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.28%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly Annuity Payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 0.28% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 0.28%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option. The second assumes that 50% of the single Premium Payment is allocated to a fixed Annuity Payment Option using the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed Annuity Payment Option, the guaranteed minimum Annuity Payment resulting from this allocation is also shown, and is based on the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared-The illustrated variable Annuity Payments use an Assumed Investment Return of 5% per year-Thus, actual performance greater than 5% per year will result in increasing Annuity Payments and actual performance less than 5% per year will result in decreasing Annuity Payments-We may offer alternative Assumed Investment Returns. Fixed Annuity Payments remain constant.

These tables show the monthly Annuity Payments for several hypothetical constant Assumed Investment Returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly Annuity Payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an Annuity Payment Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity payment option selected: $650.12

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable annuity option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration: $661.14

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                          Gross
                                           --------------------------------------------------------------------
    Payment     Calendar    Attained        0.00%       6.53%       6.00%       8.00%      10.00%       12.00%
      Year        Year        Year         -------     -------     -------     -------    --------     --------
    -------     --------    --------                                       Net
                                           --------------------------------------------------------------------
                                           -1.53%       5.00%       4.47%       6.47%       8.47%       10.47%
                                           ------      -------     -------     -------     -------     --------
       1          2004         65          661.14      661.14      661.14      661.14      661.14       661.14

       2          2005         66          620.02      661.14      657.80      670.40      682.99       695.58

       3          2006         67          581.46      661.14      654.48      679.78      705.56       731.82

       4          2007         68          545.30      661.14      651.18      689.30      728.88       769.94

       5          2008         69          511.39      661.14      647.89      698.95      752.97       810.05

       10         2013         74          370.96      661.14      631.70      749.26      885.88      1044.21

       15         2018         79          269.09      661.14      615.92      803.20     1042.27      1346.06

       20         2023         84          195.20      661.14      600.53      861.02     1226.25      1735.16

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the Funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Annuity Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the Fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity payment option selected: $650.12

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable annuity payment option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $325.06. The monthly guaranteed payment of $325.06 is being provided by the $50,000 applied under the fixed annuity payment option.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                          Gross
                                           --------------------------------------------------------------------
    Payment     Calendar    Attained        0.00%       6.53%       6.00%       8.00%     10.00%        12.00%
      Year        Year        Year         ------      -------     -------     -------    ------        -------
    -------     --------    --------                                       Net
                                           --------------------------------------------------------------------
                                           -1.53%       5.00%       4.47%       6.47%      8.47%        10.47%
                                           ------      -------     -------     -------     ------      --------
       1          2004         65          655.63      655.63      655.63      655.63     655.63        655.63

       2          2005         66          635.07      655.63      653.96      660.26     666.55        672.85

       3          2006         67          615.79      655.63      652.30      664.95     677.84        690.97

       4          2007         68          597.71      655.63      650.65      669.71     689.50        710.03

       5          2008         69          580.75      655.63      649.01      674.53     701.54        730.09

       10         2013         74          510.54      655.63      640.91      699.69     768.00        847.17

       15         2018         79          459.61      655.63      633.02      726.66     846.19        998.09

       20         2023         84          422.66      655.63      625.33      755.57     938.19       1192.64

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the Funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Annuity Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the Fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity payment option selected: $615.51

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable annuity payment option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Variable monthly annuity payment on the date of the illustration: $625.78

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                          Gross
                                           --------------------------------------------------------------------
    Payment     Calendar    Attained        0.00%       6.53%       6.00%       8.00%      10.00%       12.00%
      Year        Year        Year          ------      -------     -------     -------     -------     --------
    -------     --------    --------                                      Net
                                           --------------------------------------------------------------------
                                           -1.53%       5.00%       4.47%       6.47%       8.47%       10.47%
                                           ------      -------     -------     -------     -------     --------
       1          2004         65          625.78      625.78      625.78      625.78      625.78       625.78

       2          2005         66          586.86      625.78      622.62      634.54      646.46       658.38

       3          2006         67          550.37      625.78      619.48      643.42      667.82       692.68

       4          2007         68          516.14      625.78      616.35      652.43      689.89       728.76

       5          2008         69          484.04      625.78      613.24      661.57      712.69       766.73

       10         2013         74          351.12      625.78      597.92      709.19      838.50       988.36

       15         2018         79          254.70      625.78      582.98      760.24      986.52      1274.07

       20         2023         84          184.76      625.78      568.41      814.97     1160.67      1642.36

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the Funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Annuity Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the Fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity payment option selected: $615.51

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable annuity payment option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $307.76. The monthly guaranteed payment of $307.76 is being provided by the $50,000 applied under the fixed annuity payment option.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                          Gross
                                           --------------------------------------------------------------------
    Payment     Calendar    Attained        0.00%       6.53%       6.00%       8.00%      10.00%       12.00%
      Year        Year        Year         ------      -------     -------     -------     -------     --------
    -------     --------    --------                                        Net
                                           --------------------------------------------------------------------
                                           -1.53%       5.00%       4.47%       6.47%       8.47%       10.47%
                                           ------      -------     -------     -------     -------     --------

       1          2004         65          620.65      620.65      620.65      620.65     620.65        620.65

       2          2005         66          601.19      620.65      619.07      625.03     630.99        636.95

       3          2006         67          582.94      620.65      617.49      629.47     641.67        654.09

       4          2007         68          565.82      620.65      615.93      633.97     652.70        672.14

       5          2008         69          549.77      620.65      614.38      638.54     664.10        691.12

       10         2013         74          483.31      620.65      606.71      662.35     727.01        801.94

       15         2018         79          435.10      620.65      599.25      687.88     801.02        944.79

       20         2023         84          400.13      620.65      591.96      715.24     888.09       1128.93

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the Funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Annuity Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the Funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ......................................................... 3

         AIG Life ........................................................... 3

         Variable Account I ................................................. 3

SERVICES .................................................................... 3

DISTRIBUTION OF THE CONTRACTS ............................................... 4

CONTRACT PROVISIONS ......................................................... 5

         Variable Annuity Income Payments ................................... 5

         Annuity Unit Value ................................................. 5

         Net Investment Factor .............................................. 5

         Misstatement of Age or Gender ...................................... 6

         Evidence of Survival ............................................... 6

ADDITIONAL INFORMATION ABOUT THE CONTRACTS .................................. 6

         Gender Neutral Policies ............................................ 6

         Certain Arrangements ............................................... 7

         Our General Account ................................................ 7

MATERIAL CONFLICTS .......................................................... 7

FINANCIAL STATEMENTS ........................................................ 8

         Separate Account Financial Statements .............................. 8

         AIG Life Financial Statements ...................................... 8

         Index to Financial Statements ...................................... 8

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

AGLC0375 REV0305          (C) 2005 American International Group, Inc. All rights
                          reserved.

LOGO [AIG AMERICAN GENERAL]

For additional information about the Immediate Variable Annuity Contracts and the variable account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 2, 2005. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 600 King Street (DPEN), Wilmington, Delaware 19801, Attention: Annuity Administration Department, or call us at 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Immediate Variable Annuity Contracts, including personalized illustrations of death benefits is available without charge to individuals considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the variable account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the variable account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Contracts issued by:
AIG Life Insurance Company
A member company of American International Group, Inc.
One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801

Immediate Variable Annuity
Contract Form Number 16IVIA0403

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by AIG Life Insurance Company ("AIG Life") are solely its responsibility. AIG Life is reponsible for its own financial condition and contractual obligations. AIG Life does not solicit business in the state of New York. The Contracts are not available in all states.

(C) 2005 American International Group, Inc. All rights reserved. ICA File No. 811-05301

TEXT BOX [IMSA LOGO INSURANCE MARKETPLACE STANDARDS ASSOCIATION
     Membership in IMSA applies only to AIG Life Insurance Company and not to its products.]

                           AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT I

                       IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                           AIG LIFE INSURANCE COMPANY

                        ANNUITY ADMINISTRATION DEPARTMENT

                             600 KING STREET (DPEN)
                              WILMINGTON, DE 19801

                            TELEPHONE: 1-877-299-1724

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 2, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for AIG Life Insurance Company Variable Account I (the "Separate Account" or "Variable Account I") dated May 2, 2005, describing the immediate variable annuity contract for individuals (the "Contract" or "Contracts"). The Contract prospectus sets forth information that a prospective investor should know before investing. For a copy of the Contract prospectus, and any prospectus supplements, contact AIG Life Insurance Company ("AIG Life") at the address or telephone number given above. Terms used in this SAI have the same meaning as are defined in the Contract prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3

   AIG Life....................................................................3
   Variable Account I..........................................................3

SERVICES.......................................................................3

DISTRIBUTION OF THE CONTRACTS..................................................4

CONTRACT PROVISIONS............................................................5

   Variable Annuity Income Payments............................................5
   Annuity Unit Value..........................................................5
   Net Investment Factor.......................................................5
   Misstatement of Age or Gender...............................................6
   Evidence of Survival........................................................6

ADDITIONAL INFORMATION ABOUT THE CONTRACTS.....................................6

      Gender Neutral Policies..................................................6
      Certain Arrangements.....................................................7
      Our General Account......................................................7

MATERIAL CONFLICTS.............................................................7

FINANCIAL STATEMENTS...........................................................8

   Separate Account Financial Statements.......................................8
   AIG Life Financial Statements...............................................8
   Index to Financial Statements...............................................8

                               GENERAL INFORMATION

AIG Life

     We are AIG Life Insurance Company ("AIG Life"). AIG Life is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AIG Life is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AIG Life and its affiliates. The commitments under the Contracts are AIG Life's, and AIG has no legal obligation to back those commitments.

     AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

Variable Account I

     We hold the Fund shares in the subaccounts of Variable Account I in which any of your single premium payment is invested. Variable Account I is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

     For record keeping and financial reporting purposes, Variable Account I is divided into 123 separate subaccounts, 30 of which are available under the Contracts offered by the Contract prospectus as variable investment options. All of these 30 subaccounts and the remaining 93 subaccounts are offered under other AIG Life contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option.

     The assets in Variable Account I are our property. The assets in the Separate Account may not be used to pay any liabilities of AIG Life other than those arising from the Contracts. AIG Life is obligated to pay all amounts under the Contracts due the Contract owners. We act as custodian for the Separate Account's assets.

                                    SERVICES

     AIG Life and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG provides services to AIG Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2004, 2003 and 2002, AIG Life paid AIG for these services $1,473,348, $2,757,831 and $3,487,314, respectively.

     In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AIG Life's expenses and allocating these charges back to AIG Life. Previously, most of these expenses, such as payroll expenses, were paid by AIG Life directly. AIG Life, AGLC and AIG are parties to a services agreement. AIG Life and AGLC are both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AIG Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2004 and 2003, AIG Life paid AGLC $25,846,530 and $21,696,058 for these services respectively.

     We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE CONTRACTS

     American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and an affiliate of AIG Life, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and AIG Life. AGESC also acts as principal underwriter for AIG Life's other separate accounts and for the separate accounts of certain AIG Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

     The Contracts are offered on a continuous basis.

     Under certain circumstances, the Contracts will be offered directly to participants and AIG Life may not pay any commission to entities that sell the Contracts. In such cases, payments may be made for services not directly related to the sale of the Contracts. Such services include establishment of administrative arrangements, recruitment and training of personnel, distribution and production of promotional literature, and similar services.

     Under other circumstances, the Contracts will be offered through individuals who will be licensed by State insurance authorities as agents of AIG Life. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with AIG Life, or (2) other broker-dealer firms, which are not affiliated with AIG Life. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

     When AIG Life compensates broker-dealers that sell the Contracts, it pays according to one or more compensation schedules. Commissions are generally expected to be no greater than 6% of Premium Payments that Contract Owners make.

     AIG Life has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the Contract prospectus.

                               CONTRACT PROVISIONS

Variable Annuity Income Payments

     A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each Variable Annuity Income payment determined by our currently used rate factor and the Annuity Unit Values.

Annuity Unit Value

     The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Unit Value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit Value is being determined; and

     (b)  is the Assumed Investment Return for such Valuation Period.

     The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

     The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

     (a)  is equal to:

          (i) the net asset value per share of the underlying Fund held in the subaccount determined at the end of that Valuation Period, plus

          (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

          (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

     (b)  is equal to:

          (i) the net asset value per share of the underlying Fund held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

          (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

     (c) is equal to the mortality and expense risk charge rate for the Valuation Period.

     The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Gender

     We will require proof of the age and gender of the Annuitant before making any annuity payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

     If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

     Gender Neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

     Certain Arrangements. Most of the advisers or administrators of the Funds make certain payments to us for certain administrative, Contract, and Contract owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.14% to 0.63% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. These amounts will not be paid by the Funds or Contract owners.

     Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using underlying Funds for both variable life and variable annuity separate accounts. The boards of the Funds, AIG Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an underlying Fund changes; or

     . voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment in the Contracts. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PWC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AIG Life. AIG uses PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     We have not included any Separate Account financial statements in this SAI because as of the date of this SAI, none of the assets of the Separate Account were attributable to the Contracts.

AIG Life Financial Statements

     The balance sheets of AIG Life at December 31, 2004 and 2003 (restated) and the related statements of income, shareholders' equity, cash flows and comprehensive income for the three years ended December 31, 2004, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

Index to Financial Statements

     You should consider the financial statements of AIG Life that we include in this SAI primarily as bearing on the ability of AIG Life to meet its obligations under the Contracts.

AIG Life 2004 Financial Statements                                          Page
                                                                           -----
Report of PricewaterhouseCoopers LLP, Independent Registered Public
   Accounting Firm......................................................   F - 2
Balance Sheets as of December 31, 2004 and 2003 (restated)..............   F - 3
Statements of Income for the years ended December 31, 2004, 2003
   (restated) and 2002 (restated).......................................   F - 5
Statements of Shareholders' Equity for the years ended December 31,
   2004, 2003 (restated) and 2002 (restated)............................   F - 6
Statements of Cash Flows for the years ended December 31, 2004, 2003
   (restated) and 2002 (restated).......................................   F - 7
Statements of Comprehensive Income for the years ended December 31,
   2004, 2003 (restated) and 2002 (restated)............................   F - 8
Notes to Financial Statements...........................................   F - 9

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)










                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
AIG Life Insurance Company:

In our opinion, the accompanying balance sheets as of December 31, 2004 and 2003 and the related statements of income, shareholders' equity, cash flows and comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

As discussed in Note 15 to the financial statements, the Company has restated its financial statements as of December 31, 2003 and 2002 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2005

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                      December 31,  December 31,
                                                          2004          2003
                                                      ------------  ------------
                                                                      (Restated)
Assets
Investments:
Fixed maturities:
   Bonds available for sale, at fair value            $  9,879,583  $  9,834,315
   (cost: 2004 - $9,207,004; 2003 - $9,210,805)
Equity securities available for sale, at fair value          7,782         3,885
   (cost: 2004 - $5,297; 2003 - $3,175)
Mortgage loans on real estate                              494,343       470,767
Policy loans                                               254,448       261,908
Other long-term investments                                 68,168        84,338
Derivative assets, at fair value                            52,886        36,495
Short-term investments, at cost
 (approximates fair value)                                  40,666        20,405
                                                      ------------  ------------
    Total investments                                   10,797,876    10,712,113

Cash                                                        12,262             -
Investment income due and accrued                          142,437       147,468
Reinsurance assets                                         118,973       123,500
Deferred policy acquisition costs                          253,774       307,175
Premium and insurance balances receivable                   36,268        30,775
Amounts due from related parties                            13,159        94,749
Other assets                                                11,580         6,692
Assets held in separate accounts                         3,218,345     3,209,288
                                                      ------------  ------------
     Total assets                                     $ 14,604,674  $ 14,631,760
                                                      ============  ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                      December 31,  December 31,
                                                          2004          2003
                                                      ------------  ------------
                                                                     (Restated)
Liabilities
  Policyholders' contract deposits                    $  7,016,323  $  7,310,004
  Future policy benefits for life and accident
   and health insurance contracts                        2,374,661     2,319,463
  Reserve for unearned premiums                             22,371        23,372
  Policy and contract claims                                99,492        99,925
  Amounts due to related parties                            58,686        19,664
  Income taxes payable                                     237,511       216,468
  Derivative liabilities, at fair value                     40,494        45,935
  Other liabilities                                         65,843        48,863
  Liabilities related to separate accounts               3,218,345     3,209,288
                                                      ------------  ------------
             Total liabilities                          13,133,726    13,292,982
                                                      ------------  ------------
Shareholders' equity
  Series A preferred stock, $100,000 par value;
   2,500 shares authorized, issued and outstanding         250,000       250,000
  Common stock, $5 par value; 1,000,000 shares
   authorized; 976,703 issued and outstanding                4,884         4,884
  Additional paid-in capital                               302,283       302,283
  Accumulated other comprehensive income                   365,909       312,206
  Retained earnings                                        547,872       469,405
                                                      ------------  ------------
             Total shareholders' equity                  1,470,948     1,338,778
                                                      ------------  ------------
Total liabilities and shareholders' equity            $ 14,604,674  $ 14,631,760
                                                      ============  ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003           2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Revenues:
  Premiums and other considerations                            $    299,367    $    221,443    $    280,098
  Net investment income                                             694,417         706,945         723,918
  Realized capital gains (losses)                                   (11,087)         24,217        (119,989)
                                                               ------------    ------------    ------------
          Total revenues                                            982,697         952,605         884,027
                                                               ------------    ------------    ------------
Benefits and expenses:
  Death and other benefits                                          366,950         289,338         296,317
  Increase in future policy benefits                                 34,901          (2,978)          8,197
  Interest credited on policyholder contract
   deposits                                                         306,867         351,518         407,524
  Insurance acquisition and other
   operating expenses                                               126,492         153,321         159,139
                                                               ------------    ------------    ------------
          Total benefits and expenses                               835,210         791,199         871,177
                                                               ------------    ------------    ------------
Income before income taxes                                          147,487         161,406          12,850
                                                               ------------    ------------    ------------
Income taxes:
   Current                                                           67,265          29,307          22,515
   Deferred                                                         (16,881)         26,023         (18,494)
                                                               ------------    ------------    ------------
        Total income tax expense                                     50,384          55,330           4,021
                                                               ------------    ------------    ------------
Net income before cumulative effect
 of accounting change                                                97,103         106,076           8,829
Cumulative effect of accounting change,
 net of tax                                                          (6,911)              -               -
                                                               ------------    ------------    ------------
Net income                                                     $     90,192    $    106,076    $      8,829
                                                               ============    ============    ============

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Preferred Stock
Balance at beginning and end of year                           $    250,000    $    250,000    $    250,000
                                                               ------------    ------------    ------------
Common stock
Balance at beginning and end of year                                  4,884           4,884           4,884
                                                               ------------    ------------    ------------
Additional paid-in capital
Balance at beginning of year                                        302,283         212,283         153,283
Capital contribution from parent                                          -          90,000          59,000
                                                               ------------    ------------    ------------
Balance at end of year                                              302,283         302,283         212,283
                                                               ------------    ------------    ------------
Accumulated other comprehensive income
Balance at beginning of year                                        312,206         144,537          11,279
Adjustment (See Note 15)                                                  -               -          18,200
                                                               ------------    ------------    ------------
Balance, as adjusted                                                312,206         144,537          29,479
Change in net unrealized appreciation of
 investments - net of reclassifications                              61,570         259,485         225,623
     Deferred income tax expense on
      above changes                                                 (22,678)        (89,697)        (81,820)
Change in net derivative (losses) gains
 arising from cash flow hedging activities                           22,786          (3,261)        (44,223)
     Deferred income tax benefit (expense) on
      above changes                                                  (7,975)          1,142          15,478
                                                               ------------    ------------    ------------
Balance at end of year                                              365,909         312,206         144,537
                                                               ------------    ------------    ------------
Retained earnings
Balance at beginning of year                                        469,405         374,929         379,034
Net income                                                           90,192         106,076           8,829
Dividends to shareholders                                           (11,725)        (11,600)        (12,934)
                                                               ------------    ------------    ------------
Balance at end of year                                              547,872         469,405         374,929
                                                               ------------    ------------    ------------
                   Total shareholders' equity                  $  1,470,948    $  1,338,778    $    986,633
                                                               ============    ============    ============

                 See accompanying notes to financial statements

                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Cash flows from operating
 activities:
  Net income                                                   $     90,192    $    106,076    $      8,829
Adjustments to reconcile net income to net cash
 provided by operating activities:
     Change in insurance reserves                                    46,853          14,357         (66,703)
     Change in accounting principles                                  6,911               -               -
     Change in premiums and insurance balances
      receivable and payable - net                                   13,020          (6,105)         22,664
     Change in reinsurance assets                                     4,530         (44,575)         36,116
     Change in deferred policy acquisition costs                     63,458          37,272          29,812
     Change in other policyholders' contracts                      (114,534)        (80,007)       (268,539)
     Interest credited to policyholder contracts                    306,867         351,518         407,524
     Change in investment income due and accrued                      5,031          10,328          (3,081)
     Realized capital (gains) losses                                 11,087         (24,217)        119,989
     Change in income taxes - net                                    (9,610)         29,056         (44,879)
     Change in reserves for commissions, expenses and taxes           2,002           9,163         (61,038)
     Amortization of premiums and discounts on securities           (33,678)         (8,669)         (9,661)
     Change in other assets and liabilities - net                    23,593         (46,146)         32,450
                                                               ------------    ------------    ------------
Net cash provided by operating activities                           415,722         348,051         203,483

Cash flows from investing activities:
     Sale of fixed maturities                                     3,106,933       4,188,555       3,307,316
     Cost of fixed maturities, matured or redeemed                  716,121         493,880         667,900
     Sale of equity securities                                        1,409          33,802          11,789
     Sale of real estate                                                  -               -          11,424
     Purchase of fixed maturities                                (3,809,615)     (4,551,183)     (4,678,000)
     Purchase of equity securities                                   (3,153)         (4,763)            (68)
     Purchase of real estate                                         (1,319)         (4,231)              -
     Mortgage loans funded                                          (72,181)       (142,539)        (49,439)
     Repayments of mortgage loans                                    48,547          32,694          54,016
     Change in policy loans                                           7,460          84,946         (19,231)
     Change in short-term investments                               (20,260)         24,382         133,530
     Change in other long-term investments                           24,007          16,835          14,390
     Other - net                                                      6,330          (3,895)        (58,536)
                                                               ------------    ------------    ------------
Net cash provided by (used in) investing activities                   4,279         168,483        (604,909)

Cash flows from financing activities:
     Deposits on policyholder contracts                             149,355         185,933       1,112,583
     Withdrawals on policyholder contracts                         (635,369)       (749,867)       (698,884)
     Capital contribution from parent                                90,000          59,000               -
     Dividends to shareholders                                      (11,725)        (11,600)        (12,934)
                                                               ------------    ------------    ------------
Net cash provided by (used in) financing activities                (407,739)       (516,534)        400,765
                                                               ------------    ------------    ------------
Change in cash                                                       12,262               -            (661)
Cash at beginning of period                                               -               -             661
                                                               ------------    ------------    ------------
Cash at end of year                                                  12,262               -               -
                                                               ============    ============    ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Comprehensive income
Net income                                                     $     90,192    $    106,076    $      8,829
Other comprehensive income
Change in net unrealized appreciation of
 investments - net of reclassifications                              61,570         259,485         225,623
     Deferred income tax expense on above changes                   (22,678)        (89,697)        (81,820)
Change in net derivative (losses) gains arising from cash
 flow hedging activities                                             22,786          (3,261)        (44,223)
     Deferred income tax benefit (expense) on above changes          (7,975)          1,142          15,478
                                                               ------------    ------------    ------------
Other comprehensive income                                           53,703         167,669         115,058
                                                               ------------    ------------    ------------
Comprehensive income                                           $    143,895    $    273,745    $    123,887
                                                               ============    ============    ============

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.      Nature of Operations

        AIG Life Insurance Company (the "Company") is part of the Domestic Life Insurance Division (the "Life Division") of American International Group, Inc. ("AIG"), its ultimate parent. The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable, terminal funding annuities, immediate annuities, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

2.      Summary of Significant Accounting Policies

        (a) Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

        (b) Statutory Accounting: The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2004. Statutory net income and capital and surplus of the Company are as follows:

                                              2004             2003
                                           ----------      -----------
                                                  (in thousands)
        Statutory net income               $  131,585      $   82,085
        Statutory capital and surplus      $  739,951      $  629,521

                The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the

2.      Summary of Significant Accounting Policies - (continued):

                credit-related risk for bonds, preferred stocks, derivative instruments and mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

        (c) Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

        (d) Investments: Fixed maturities classified as available-for-sale are recorded at fair value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at fair value. Dividend income is generally recognized on ex-dividend dates. Short-term investments consist of interest bearing cash accounts and money market instruments, and are carried at cost, which approximates fair value.

                Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of related deferred acquisition cost amortization and deferred income taxes in shareholders' equity.

                Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

                As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Companies management and a continual review of its investment.

                In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or
                (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Companies management, it is possible that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

2.      Summary of Significant Accounting Policies - (continued):

                Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

                Mortgage loans on real estate are carried at the unpaid principal balance less unamortized loan origination fees and costs and net of an allowance for uncollectible loans. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review. Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2004 and 2003.

                Policy loans are carried at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

                Other long-term investments consist primarily of limited partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded in net investment income, consistent with the equity method of accounting.

                Securities held under collateral agreements consists primarily of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income.

                Throughout the year, the Company enters into dollar roll repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly rated government agency securities and are short-term in nature, typically with a period of 30 days. These dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio. At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding.

                Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

2.      Summary of Significant Accounting Policies - (continued):

                Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

        (e) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the production or acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company reviews for reasonability, the carrying amounts of DAC on at least an annual basis.

                Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

                With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

                DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income.

        (f) Income Taxes: The Company joins in a consolidated federal income tax return with AIG and its domestic subsidiaries. The Company and AIG have a written tax allocation agreement whereby AIG agrees not to charge the Company a greater portion of the consolidated tax liability than

2.      Summary of Significant Accounting Policies - (continued)

                would have been paid by the Company if it had filed a separate return. Additionally, AIG agrees to reimburse the Company for any tax benefits, if any, arising out of its net losses and tax credits within ninety days after the filing of that consolidated tax return for the year in which these losses and tax credits are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

                A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

        (g) Premium Recognition and Related Benefits and Expenses: Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

                Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

                For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

                Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

        (h) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims, and, (2) an estimate, based upon prior experience, for accident and health claims reported and for incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

        (i) Separate and Variable Accounts: Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain amounts. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.      Summary of Significant Accounting Policies - (continued)

        (j) Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit (the "GMDB") that varies by product. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company does provide reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in guaranteed minimum death benefits in the statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefits expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

        (k) Reinsurance: The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $5.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

                Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

        (l) Derivatives: The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company recognizes all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

                On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in

2.      Summary of Significant Accounting Policies - (continued)
                the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction, or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge, is recorded in other comprehensive income until earnings are affected by the variability of cash flows.

                The Company documents all relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

                During 2004, there were no hedges that were discontinued or otherwise no longer qualify as hedges. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities have been recorded in net realized capital gains (losses).

        (m) Reclassifications: Certain prior period items have been reclassified to conform to the current period presentation.

        (n) Recently Issued Accounting Standards: In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity ("VIE") if it has
                (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. All other entities, not considered VIEs, are evaluated for consolidation under existing guidance. In December 2003, the FASB issued a revision to Interpretation No. 46 ("FIN46R").

                The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

2.      Summary of Significant Accounting Policies - (continued)

                The adoption of FIN46R did not have a significant impact on the Company's results of operations or financial condition.

                The following VIE activities are not consolidated by the Company under FIN46R:

                        (i) The Company uses VIEs primarily in connection with certain guaranteed investment contract programs (GIC Programs). In the GIC Programs, the Company provides guaranteed investment contracts to VIEs which are not controlled by the Company, and in which the Company does not have a direct variable interest, as defined under FIN46R, in the entity. The VIE issues notes or bonds which are sold to third party institutional investors. The Company has no obligation to the investors in the notes or bonds. The proceeds from the securities issued by the VIE are invested by the VIE in the GICs. The Company uses their proceeds to invest in a diversified portfolio of securities, primarily investment grade bonds. Both the assets and the liabilities of the Company arising from these GIC Programs are presented in the Company's balance sheet.

                        (ii) The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

                        (iii) The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company pursuant to FIN46R.

                In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement is effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The one-time cumulative accounting change upon adoption was $6.9 million, after taxes, and recorded in the first quarter of 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company is required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account

2.      Summary of Significant Accounting Policies - (continued)
                rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

                In March 2004, the EITF of the FASB reached a final consensus on Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the Company's financial position or results of operations.

                In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The Company is currently evaluating the effect of the implementation of this TPA in its operations on the Company's financial position or results of operations.

                In December 2004, the FASB issued statement No. 123 (revised
                2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the Company's results of operations.

3.     Investment Information

        (a) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                   Years ended December 31,
                                            ------------------------------------
                                               2004         2003         2002
                                            ---------    ---------    ----------
                                                         (Restated)   (Restated)
        Fixed maturities                    $ 629,928    $ 648,416    $ 655,148
        Equity securities                          13        1,446        2,722
        Mortgage loans                         33,470       31,785       28,360
        Policy loans                           18,285       24,367       27,636
        Cash and short-term investments           673          520        1,702
        Other long-term investments            18,442        8,450       12,624
                                            ---------    ---------    ----------
                  Total investment income     700,811      714,984      728,192
        Investment expenses                    (6,394)      (8,039)      (4,274)
                                            ---------    ---------    ---------
                  Net investment income     $ 694,417    $ 706,945    $ 723,918
                                            =========    =========    =========

        (b) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2004, 2003 and 2002 are summarized below (in thousands):

                                                  Years ended December 31,
                                            ------------------------------------
                                               2004         2003         2002
                                            ---------    ---------    ----------
                                                         (Restated)   (Restated)
        Realized gains (losses) on
         investments:
        Fixed maturities                    $  (2,703)   $  27,352    $ (61,748)
        Equity securities                         422        1,804       (7,304)
        Mortgage loans                              -         (448)           -
        Other long-term investments            (8,806)      (4,491)     (50,937)
                                            ---------    ---------    ---------
        Realized gains (losses)             $ (11,087)   $  24,217    $(119,989)
                                            =========    =========    =========

        Change in net unrealized
         appreciation (depreciation)
         of investments:
        Fixed maturities                    $  49,069    $ 302,768    $ 259,353
        Equity securities                       1,775       (1,587)       7,976
        Deferred policy acquisition costs      10,726      (41,696)     (41,706)
        Derivative asset                       22,786       (3,261)     (44,223)
                                            ---------    ---------    ---------
        Change in net unrealized
         appreciation (depreciation)
         of investments                     $  84,356    $ 256,224    $ 181,400
                                            =========    =========    =========

        During 2004, 2003 and 2002, gross gains of $59,556,000, $122,172,000 and
        $101,318,000, respectively, and gross losses of $60,759,000, $96,220,000 and $194,501,000, respectively, were realized on dispositions of fixed maturity investments. The 2004, 2003 and 2002 losses include writedowns of $13,357,000, $48,860,000 and $50,430,000,
                respectively, for certain securities available for sale, which experienced a decline in value that was deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investments.

                During 2004, 2003 and 2002, gross gains of $422,000, $1,873,000 and $465,000, respectively, and gross losses of $0, $69,000 and $7,769,000, respectively, were realized on dispositions of equity securities.

                During 2004, the Company recognized a $7,318,776 write-down on its investment in a joint venture partnership.

                The following table summarizes the gross unrealized losses and cost on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004 (in thousands).

                              12 months or less     Greater than 12 months          Total
                            ---------------------------------------------------------------------
                            Fair       Unrealized    Fair      Unrealized    Fair      Unrealized
    December 31, 2004       Value       Losses       Value      Losses       Value       Losses
    -----------------       ---------------------------------------------------------------------
        Fixed maturities    $811,059    $22,018     $192,468   $20,386     $1,003,527    $42,404
        Equity Securities      3,440        440            -         -          3,440        440
                            --------    -------     --------   -------     ----------    -------
        Total               $814,499    $22,458     $192,468   $20,386     $1,006,967    $42,844
                            ========    =======     ========   =======     ==========    =======

        (c)     Amortized Cost and Fair Value of Fixed Maturities and Equity
                Securities: The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2004 and 2003 are as follows (in thousands):

                                                                Gross         Gross
                                              Amortized      Unrealized     Unrealized       Fair
        2004                                    Cost            Gains         Losses         Value
        ----                                -------------   ------------   ------------   ------------
        Fixed maturities:
          U.S. Government and government
           agencies and authorities         $      66,124   $     12,039   $        238   $     77,925
          Foreign Governments                     102,437          7,976             38        110,375
          States, municipalities and
           political subdivisions                  36,141          4,348            200         40,289
          Mortgage-backed securities            1,115,677         54,862          3,525      1,167,014
          All other corporate                   7,886,625        635,758         38,403      8,483,980
                                             ------------   ------------   ------------   ------------
        Total fixed maturities               $  9,207,004   $    714,983   $     42,404   $  9,879,583
                                             ============   ============   ============   ============
        Equity securities                    $      5,297   $      2,925   $        440   $      7,782
                                             ============   ============   ============   ============

        (c) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities - (continued):

                                                                Gross         Gross
                                              Amortized      Unrealized     Unrealized        Fair
        2003                                    Cost            Gains         Losses          Value
        ----                                 ------------   ------------   ------------   ------------
                                              (Restated)     (Restated)     (Restated)     (Restated)
        Fixed maturities:
          U.S. Government and government
           agencies and authorities          $    60,499    $    15,079    $         43    $     75,535
          Foreign Governments                     77,051          5,100             397          81,754
          States, municipalities and
           political subdivisions                 30,837          4,051             153          34,735
          Mortgage-backed securities           1,081,357         59,326           1,587       1,139,096
          All other corporate                  7,961,061        609,429          67,295       8,503,195
                                             -----------    -----------    ------------    ------------
        Total fixed maturities               $ 9,210,805    $   692,985    $     69,475    $  9,834,315
                                             ===========    ===========    ============    ============
        Equity securities                    $     3,175    $       710    $          -    $      3,885
                                             ===========    ===========    ============    ============

        The amortized cost and fair value of fixed maturities, available for sale at December 31, 2004, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized         Fair
                                                     Cost            Value
                                                  -----------     -----------
    Fixed maturity securities, excluding
     mortgage-backed securities:
        Due in one year or less                   $   443,199     $   451,481
        Due after one year through five years       1,646,489       1,740,183
        Due after five years through ten years      2,051,877       2,186,330
        Due after ten years                         3,949,762       4,334,575
    Mortgage-backed securities                      1,115,677       1,167,014
                                                  -----------     -----------
        Total fixed maturity securities           $ 9,207,004     $ 9,879,583
                                                  ===========     ===========

        (d)     Net Unrealized Gains (Losses) on Fixed Maturities and Equity
                Securities: Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other comprehensive income at December 31 are as follows (in thousands):

                                                2004        2003        2002
                                             ----------  ----------  ----------
        Gross unrealized gains               $  717,908  $  693,695  $  608,187
        Gross unrealized losses                 (42,844)    (69,475)   (285,148)
        Deferred policy acquisition costs       (72,676)    (83,402)    (41,706)
        Deferred income tax expense            (213,673)   (190,995)   (101,298)
                                             ----------  ----------  ----------
        Net unrealized gains on securities   $  388,715  $  349,823  $  180,035
                                             ==========  ==========  ==========

        (e) Fixed Maturities Below Investment Grade: At December 31, 2004 and 2003, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $605,708,000 and $831,328,000, respectively, and an aggregate market value of $643,178,000 and $823,132,000, respectively.

        (f) Non-income Producing Assets: Non-income producing assets were insignificant to the Company's statement of income.

        (g) Investments Greater than 10% of Equity: There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholders' equity at December 31, 2004.

        (h) Statutory Deposits: Securities with a carrying value of $3,395,000 and $3,387,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2004 and 2003, respectively.

        (i) Mortgage Loans: At December 31, 2004, mortgage loans were collateralized by properties primarily located in seven geographic areas, with loans totaling approximately 53% of the aggregate carrying value of the portfolio secured by properties located in the Northeast region, 15% in the West region and 12% in the Mid-Atlantic region, 9% in the Southeast and 8% in the Mid-west. No more than 3% of the portfolio was secured by properties in any other single geographic region.

                At December 31, 2004, the type of property collateralizing the mortgage loan portfolio was approximately 53% for office, 14% for residential, 10% for hotels, 9% for industrial, 8% for retail and 6% for other.

4.      Deferred Policy Acquisition Costs

                The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands).

                                               Years ended December 31,
                                         ------------------------------------
                                            2004         2003         2002
                                         ---------     ---------    ---------
Balance at beginning of year             $ 307,175     $ 386,258    $ 457,694
Acquisition costs deferred                  10,254        53,661       51,983
Amortization charged to income             (74,381)      (91,048)     (76,703)
Effect of net unrealized gains(losses)      10,726       (41,696)     (41,706)
DAC transfer for terminated reinsurance          -             -       (5,010)
                                         ---------     ---------    ---------
Balance at end of year                   $ 253,774     $ 307,175    $ 386,258
                                         =========     =========    =========


                During 2002, the Company terminated a YRT reinsurance treaty with an affiliate relating to certain assumed group accident and health business. The Company released deferred policy acquisition costs totaling $5.0 million recorded with respect to this treaty.

5.      Policyholder Contract Deposits and Future Policy Benefits

        (a) The analysis of the future policy benefits and policyholder contract deposits at December 31, 2004 and 2003 follows (in thousands):

                                                          2004          2003
                                                      ------------  ------------
        Policyholder contract deposits:
        Annuities                                     $  3,698,107  $  3,831,436
        Universal life                                     445,538       432,318
        Guaranteed investment contracts ("GICs")         1,247,678     1,405,624
        Corporate-owned life insurance                   1,593,169     1,606,894
        Other contract deposits                             31,831        33,732
                                                      ------------  ------------
                                                      $  7,016,323  $  7,310,004
                                                      ============  ============

                                                          2004          2003
                                                      ------------  ------------
        Future policy benefits:
        Ordinary life                                 $     71,398  $     68,919
        Group life                                          19,234        17,081
        Life contingent annuities                        1,035,580     1,013,088
        Terminal funding                                 1,133,143     1,112,932
        Accident and health                                115,306       107,443
                                                      ------------  ------------
                                                      $  2,374,661  $  2,319,463
                                                      ============  ============

        (b) The liability for policyholder contract deposits has been established based on the following assumptions:

                (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0 percent to 6.8 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 6 percent grading to zero over a period of zero to 7 years.

                (ii) Domestically, GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 3.81 percent to 7.8 percent and maturities range from 3 to 7 years. The vast majority of these GICs mature within 5 years.

                (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2004 was 5.69 percent.

                (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of
                        4.50 percent to 6.15 percent and guarantees ranging from
                        3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 4.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

        (c) The liability for future policy benefits has been established based upon the following assumptions:

                (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 7.62 percent and grade to not less than 1.85 percent.

5.      Policyholder Contract Deposits and Future Policy Benefits - (continued):

                (ii) Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 5.2 percent.

6.      Reserves For Guaranteed Benefits:

        Details concerning the Company's guaranteed minimum death benefit (GMDB) exposure as of December 31, 2004 were as follows:

                                                 Return of Net Deposits
                                                  Plus a Minimum Return
                                                 ----------------------
                                                  (dollars in millions)

         Account value                                     $      1,886
         Net amount at risk (a)                                     102
         Average attained age of contract holders                    68
         Range of GMDB increase rates (b)                  0.00%-10.00%

        (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
        (b)     Reinsured with top rated companies

        The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                     (in thousands)
          Balance at January 1, 2004 (b)              $        733
          Guaranteed benefits incurred                       1,930
          Guaranteed benefits paid                          (2,311)
                                                      ------------
          Balance at December 31, 2004                $        352
                                                      ============

        (b) Included is the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

        The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

        .       Data used was 1,000 stochastically generated investment
                performance scenarios.
        .       Mean investment performance assumption was 10%.
        .       Volatility assumption was 16%.
        .       Mortality was assumed to be 87.5% of the 1983a table.
        .       Lapse rates vary by contract type and duration and range from 5%
                to 25% with an average of 15%.
        .       The discount rate was 8%.

7.      Income Taxes

        (a)     Income tax liabilities were as follows (in thousands):

                                                      Years ended December 31,
                                                         2004          2003
                                                     ------------  ------------
                                                                    (Restated)
Current tax receivables                              $      6,779  $     17,799
Deferred tax liabilities                                 (244,290)     (234,267)
                                                     ------------  ------------
          Income taxes payable                       $   (237,511) $   (216,468)
                                                     ============  ============

        The components of deferred tax assets and liabilities were as follows (in thousands):

                                                      Years ended December 31,
                                                         2004          2003
                                                     ------------  ------------
                                                                    (Restated)
Deferred tax assets applicable to:
  Policy reserves                                    $     37,696  $     42,775
  Basis differential of investments                         4,620        16,037
  Other                                                     5,991           121
                                                     ------------  ------------
    Total deferred tax assets                              48,307        58,933
                                                     ------------  ------------

Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                       88,821       107,511
   Net unrealized appreciation on debt and equity
    securities available for sale                         201,525       171,177
   Other                                                    2,251        14,512
                                                     ------------  ------------
    Total deferred tax liabilities                        292,597       293,200
                                                     ------------  ------------
Net deferred tax liabilities                         $   (244,290) $   (234,267)
                                                     ============  ============

     (b) Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $2.2 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future. If the entire policyholders' surplus account became taxable at the current federal income tax rates, the tax would be approximately $772,000. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

     (c) The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal tax rate to pretax income (loss) as a result of the following differences
          (in thousands):

                                                Years ended December 31,
                                       -----------------------------------------
                                           2004           2003          2002
                                       -----------     ----------    ----------
                                                        (Restated)    (Restated)
Income tax (benefit) at statutory
 percentage of GAAP pretax income
 (loss)                                $    51,620     $   56,492    $    4,498
State income tax                               315             78         1,272
Dividends received deduction                     -              -          (630)
Prior year true-up                          (1,540)          (759)       (1,125)
Other                                          (11)          (481)            6
                                       -----------     ----------    ----------
Income tax expense                     $    50,384     $   55,330    $    4,021
                                       ===========     ==========    ==========

        (d) The Internal Revenue Service (IRS) is currently examining the Parent's tax return for the tax years 1991 to 2001. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

                The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8.      Commitments and Contingencies

                The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                The Company's ultimate parent, AIG, pursuant to various filings with the SEC, has reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period due to management changes, as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with regulatory inquiries announced by AIG and described in Current Reports on Forms 8-K filed with the SEC by AIG, including those filed on February 14, 2005, March 15, 2005 and March 30, 2005. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or results of operations.

                The Company had $27.5 million and $25.8 million of unfunded commitments for its investments in limited partnerships at December 31, 2004 and 2003, respectively.

9.      Derivative Financial Instruments

        (a) Use of Derivative Financial Instruments: The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put options). The Company is neither a dealer nor a trader in derivative financial instruments.

                Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income in shareholders' equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

        (b)     Risks Inherent In the Use of Derivatives:

                Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.) Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the Company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

        (c) Interest Rate and Currency Swap Agreements: The Company uses interest rate swap agreements to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

                Currency swap agreements are used to convert cash flow from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

                The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

                The fair values of swap agreements are recognized in the balance sheets if the hedged investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity, consistent with the treatment of the related investment security.

                For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

                Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

        (c)     Interest Rate and Currency Swap Agreements - (continued):

                Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in millions):

                                                                                    2004          2003
                                                                                  -------       -------
Liability swaps
    Interest rate swap agreements to receive floating rate:
        Notional amount                                                           $ 626.9       $ 606.9
        Fair Value                                                                  (20.0)        (37.0)
    Currency swap agreements (receive U.S. dollars/pay Koruna):
        Notional amount (in U.S. dollars)                                         $  52.4       $  52.4
        Fair Value                                                                   23.0          (4.0)
    Currency swap agreements (receive U.S. dollars/pay Euro dollars):
        Notional amount (in U.S. dollars)                                         $  51.1       $  51.1
        Fair Value                                                                   29.0          21.0
    Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
        Notional amount (in U.S. dollars)                                               -       $  58.3
        Fair Value                                                                      -          11.0

Asset Swaps:
    Currency swap agreements (receive U.S. dollars/pay Euro dollars):
       Notional amount (in U.S. dollars)                                          $  15.8       $  15.8
       Fair Value                                                                    (5.0)         (4.0)
    Currency swap agreements (receive U.S. dollars/pay British pounds):
       Notional amount (in U.S. dollars)                                          $  50.0             -
       Fair Value                                                                    (5.0)            -
    Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
       Notional amount (in U.S. dollars)                                          $   7.3             -
       Fair Value                                                                    (2.0)            -

10.     Fair Value of Financial Instruments

        (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

        The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                  Fair              Carrying
2004                                             Value               Amount
----                                        ---------------     ----------------
    Cash and short-term investments         $        52,928     $         52,928
    Fixed maturities                              9,879,583            9,879,583
    Equity securities                                 7,782                7,782
    Mortgage and policy loans                       759,014              748,791
    Investment contracts                          4,972,727            4,945,786
    Other long-term investments                      68,168               68,168
    Assets and liabilities related
          to separate accounts                    3,218,345            3,218,345
    Derivative assets                                52,886               52,886
    Derivative liabilities                           40,494               40,494

                                                   Fair              Carrying
2003                                              Value               Amount
----                                        ---------------     ----------------
                                                                    (Restated)
    Cash and short-term investments         $        20,405     $         20,405
    Fixed maturities                              9,834,315            9,834,315
    Equity securities                                 3,885                3,885
    Mortgage and policy loans                       758,274              732,675
    Investment contracts                          5,496,930            5,237,060
    Other long-term investments                      84,338               84,338
    Assets and liabilities related
     to separate accounts                         3,209,288            3,209,288
    Derivative assets                                36,495               36,495
    Derivative liabilities                           45,935               45,935

        (b) The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

                Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

                Fixed maturity securities: Fair value is based principally on independent pricing services broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimates their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

        Equity securities: Fair values for equity securities were based upon quoted market prices.

        Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were estimated to approximate carrying value.

        Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

        Other long-term investments: Fair value of other invested assets is based upon the fair-value of the net assets of these investments as determined by the general partners.

        Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these amounts are equal to the account assets.

        Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

11.     Shareholders' Equity:

        (a) The Board of Directors is authorized to issue up to 1,000,000 shares of preferred stock that may be issued in one or more series and with such stated value and terms as may be determined by the Board of Directors. There were 2,500 Series A preferred shares with a par value of $100,000 authorized, issued and outstanding at December 31, 2004 and 2003. The holder of Series A preferred stock is entitled to cumulative dividends at a rate which is recalculated on a quarterly basis. Common stock dividends may not be paid unless provision has been made for payment of Series A preferred dividends. The Series A preferred stock has no additional voting rights. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company.

        (b) The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. During 2004 and 2003, the Company paid dividends of $11,725,000 and $11,600,000, respectively, to its shareholders.

        (c) The Company recorded a capital contribution from its parent in the amount of $90 million during 2003. The contribution was received by the Company subsequent to December 31, 2003. The Company also recorded a capital contribution from its parent in the amount of $59 million during 2002, that was received during 2003.

12.     Employee Benefits

        (a) Effective January 1, 2002, substantially all the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13.     Reinsurance

        (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2004                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    36,527,437               163,299          365,337     140,710          669,346
     Assumed - Nonaffiliated               -                  (113)               -           -             (113)
     Assumed - Affiliated             10,949                   (49)               -           -              (49)
                             ---------------       -------------------------------------------------------------
Total Assumed                         10,949                  (162)               -           -             (162)

     Ceded - Nonaffiliated        10,581,608                38,161            8,899       5,705           52,765
     Ceded - Affiliated            3,828,489                   764          316,288           -          317,052
                             ---------------       -------------------------------------------------------------
Total Ceded                       14,410,097                38,925          325,187       5,705          369,817
                             ---------------       -------------------------------------------------------------
Net Premiums                      22,128,289               124,212           40,150     135,005          299,367
                             ===============       =============================================================
Percentage of Amount Assumed            0.05%                 0.13%               -              -          0.06%
to Net

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2003                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    41,971,038             152,345          341,266       62,945           556,556
     Assumed - Nonaffiliated               -                 113                -            -               113
     Assumed - Affiliated             18,593                  (9)         (33,385)           -           (33,394)
                             ---------------       -------------------------------------------------------------
Total Assumed                         18,593                 104         (33,385)            -           (33,281)

     Ceded - Nonaffiliated        10,887,505              25,131           19,702        6,422            51,255
     Ceded - Affiliated            4,334,490                 (12)         250,592            -           250,580
                             ---------------       -------------------------------------------------------------
Total Ceded                       15,221,995              25,119          270,294        6,422           301,835
                             ---------------       -------------------------------------------------------------
Net Premiums                      26,767,636             127,330           37,587       56,523           221,440
                             ===============       =============================================================
Percentage of Amount Assumed            0.07%               0.08%          -88.82%           -            -15.02%
to Net

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2002                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    44,235,453              145,331           318,180     121,882          585,393
     Assumed - Nonaffiliated               -                                    274           -              274
     Assumed - Affiliated             32,236                    -            33,385           -           33,385
                             ---------------       -------------------------------------------------------------
Total Assumed                         32,236                    -            33,659           -           33,659

     Ceded - Nonaffiliated        11,432,735               23,948            21,508       6,546           52,002
     Ceded - Affiliated               99,071                 (285)          287,241           -          286,956
                             ---------------       -------------------------------------------------------------
Total Ceded                       11,531,806               23,663           308,749       6,546          338,958
                             ---------------       -------------------------------------------------------------
Net Premiums                      32,735,883              121,668            43,090     115,336          280,094
                             ===============       =============================================================
Percentage of Amount Assumed             0.1%                 0.1%             78.1%          -             12.0%
to Net

        (b) Reinsurance recoveries, which reduced death and other benefits, approximated $239,618,000 and $208,579,000, respectively, for each of the years ended December 31, 2004 and 2003.

                The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

14.     Transactions with Related Parties

        (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2004 was $317,052,000 and $20,133,000 respectively. Premium income and commission ceded for 2003 amounted to $250,580,000 and $19,719,000, respectively. Premium income and commission ceded to affiliates amounted to $286,956,000 and $19,671,000, respectively, for the year ended December 31, 2002.

        (b) (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2004, 2003 and 2002, the Company was charged $26,601,000,
                $25,800,000 and $48,756,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $0, $0 and $17,155,000, respectively, for costs incurred by the Company but attributable to affiliates.

        (c) The Company's insurance policy obligations are guaranteed by National Union Fire Insurance Company of Pittsburgh ("National Union"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against National Union. While National Union does not publish financial statements, it does file statutory annual and quarterly reports with the Pennsylvania Insurance Department, where such reports are available to the public.

        (b) In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda ("ALB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, ALB reinsures a 100% quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15. Restatement
    -----------

       Certain financial statement components as of December 31, 2003 and 2002 and for the years then ended have been restated. These restatements relate to the corrections of a general allowance for mortgage loans inappropriately set up prior to 2002, an overstatement of reserves in 2002, cash flow information related to certain deposit-type products and other miscellaneous components.

       A summary of the adjustments made and their effect on the financial statements is presented below (in thousands):

                                                                As of and for the year ended      As of and for the year ended
                                                                     December 31, 2003                 December 31, 2002
                                                               ------------------------------     -----------------------------
                                                               As originally                      As originally
                                                                   stated        Restated            stated        Restated
                                                               ------------------------------     -----------------------------
     Balance Sheets
     --------------
        Mortgage loans on real estate                             $   456,767     $  470,767
        Amounts due from related parties                               89,049         94,749
        Total assets                                               14,572,439     14,631,760
        Amounts due to related parties                                 19,564         19,664
        Income taxes payable                                          207,963        216,468
        Other liabilities                                              53,563         48,863
        Total liabilities                                          13,249,456     13,292,982
        Accumulated other comprehensive income                        312,966        312,206
        Retained earnings                                             452,850        469,405
        Total liabilities and shareholders' equity                 14,572,439     14,631,760



     Statements of Income
     --------------------
        Net investment income                                         709,945        706,945         $  725,475     $  723,918
        Realized capital gains(losses)                                 22,817         24,217           (151,424)      (119,989)
        Death and other benefits                                      279,112        289,338            306,543        296,317
        Insurance acquisition and other operating expenses            156,346        153,321            155,383        159,139
        Deferred income tax expense                                    29,146         26,023            (30,532)       (18,494)
        Net income (loss)                                             111,874        106,076            (13,524)         8,829



     Statements of Shareholders' Equity
     ----------------------------------
        Change in net unrealized appreciation of
          investments - net of reclassifications                      259,290        259,485            254,988        225,623
        Deferred income tax expense on
          above changes                                               (89,629)       (89,697)           (92,098)       (81,820)
        Accumulated other comprehensive income                        312,966        312,206            145,424        144,537
        Retained earnings                                             452,850        469,405            352,576        374,929
        Total shareholders' equity                                  1,322,983      1,338,778            965,167        986,633

                                      F-33

    -------------------------


                                                                As of and for the year ended      As of and for the year ended
                                                                     December 31, 2003                 December 31, 2002
                                                               ------------------------------     -----------------------------
                                                               As originally                      As originally
                                                                   stated        Restated            stated        Restated
                                                               ------------------------------     -----------------------------
     Statements of Cash Flows
     ------------------------
        Change in other policyholders' contracts                       70,645        (80,007)           362,844       (268,539)
        Interest credited to policyholder contracts                         -        351,518                  -        407,524
        Change in income taxes - net                                   32,179         29,056            (56,917)       (44,879)
        Change in deferred policy acquisition costs                    37,377         37,272             29,499         29,812
        Realized capital (gains) losses                               (22,817)       (24,217)           151,424        119,989
        Change in other assets and liabilities - net                                                     25,293         32,450
        Net cash provided by operating activities                     157,611        348,051            416,916        203,483
        Change in policy loans                                         82,146         84,946            (16,431)       (19,231)
        Change in other long-term investments                          19,435         16,835             11,790         14,390
        Net cash provided by (used in) investing activities           168,283        168,483           (604,709)      (604,909)
        Net policyholder account deposits/withdrawals                (373,294)             -            200,066              -
        Deposits on policyholder contracts                                  -        185,933                  -      1,112,583
        Withdrawals on policyholder contracts                               -       (749,867)                 -       (698,884)
        Net cash provided by (used in) financing activities          (325,894)      (516,534)           187,132        400,765

                                      F-34

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)   Financial statements.

      (1) Audited Financial Statements of AIG Life Insurance Company for the year ended December 31, 2004, are included in Part B of the registration statement.

(b)   Exhibits.

      (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts.
                  (1)

      (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (5)

      (2)         N/A

      (3)(a) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (5)

      (3)(b)      Form of Selling Group Agreement. (7)

      (4)(a) Form of Single Premium Immediate Variable Annuity Nonparticipating Contract, Form No. 16EIAN0403WA. (8)

      (4)(b)      Form of Endorsement - Cancellation Option, Form No.
                  16EICI0403UT. (8)

      (5)         Form of Variable Immediate Annuity Application, Form No.
                  14GVIA0403. (8)

      (6)(a)      Bylaws of AIG Life Insurance Company as of March 2000. (3)

      (6)(b) Certificate of Incorporation of AIG Life Insurance Company dated December 6, 1991. (1)

      (6)(c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 6, 1991. (1)

      (6)(d) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (5)

      (6)(e) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (7)

      (7)         N/A

      (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company.
                  (5)

      (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (5)

      (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated
                  February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (5)

      (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (5)

      (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (5)

      (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (7)

      (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated
                  February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (9)

      (8)(b)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001. (2)

      (8)(b)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. (6)

      (8)(c) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (6)

      (9) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (Filed herewith)

      (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP. (Filed herewith)

      (11)        N/A

      (12)        N/A

----------

(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on April 28, 2000.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on June 2, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 17, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 25, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(8) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-117376) of Variable Account I of AIG Life Insurance Company filed on July 15, 2004.

(9) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

Item 25. Directors and Officers of the Depositor

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Rodney O. Martin, Jr.          Director, Chairman of the Board of Directors,
2929 Allen Parkway             President and Chief Executive Officer
Houston, TX 77019

David J. Dietz                 Director and Chairman - Affluent & Corporate
830 Third Avenue               Markets Profit Center
New York, NY 10022

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David L. Herzog                Director
2929 Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Richard A. Hollar              Director, President - AIG Life Broker Profit
750 West Virginia Street       Center and Chief Executive Officer - AIG Life
Milwaukee, WI 53204            Broker Profit Center

Royce G. Imhoff, II            Director, President - Affluent & Corporate
2929 Allen Parkway             Markets Profit Center and Chief Executive Officer
Houston, TX 77019              - Affluent & Corporate Markets Profit Center

Donald P. Kanak, Jr.           Director
70 Pine Street
New York, NY 10270

Richard J. Miller              Director, President - Independent Advisory
2727 Allen Parkway             Network Profit Center and Chief Executive Officer
Houston, TX 77019              - Independent Advisory Network Profit Center

Ernest T. Patrikis             Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                Director, Chief Administrative Officer and
2929 Allen Parkway             Executive Vice President
Houston, TX 77019

Martin J. Sullivan             Director
70 Pine Street
New York, NY 10270

Christopher J. Swift           Director, Chief Financial Officer and Executive
2929 Allen Parkway             Vice President
Houston, TX 77019

Thomas L. Booker               President - Structured Settlements/SPIA Profit
2727 Allen Parkway             Center
Houston, TX 77019

Stephen A. Gold                President and Chief Executive Officer
70 Pine Street
New York, NY 10270

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Lawrence J. O'Brien            President - Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson             Chief Information Officer and Senior Vice
2727-A Allen Parkway           President
Houston, TX 77019

Steven D. Anderson             Senior Vice President - Independent Advisor Group
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong             Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Erik A. Baden                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Wayne A. Barnard               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bossi              Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Rebecca G. Campbell            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Goldbloom            Senior Vice President
70 Pine Street
New York, NY 10270

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

William F. Guterding           Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.         Senior Vice President, Treasurer and Comptroller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Isreal              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

A. Hasan Qureshi               Senior Vice President - Corporate Markets
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Richard C. Schuettner          Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

James P. Steele                Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Robert E. Steele               Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Dan E. Trudan                  Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Michael Welsh                  Senior Vice President - Employee Benefits Center
3600 Route 66
Neptune, NJ 07754-1580

Frederic R. Yopps              Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Steven E. Zimmerman            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski            Vice President
3600 Route 66
Neptune, NJ 07754-1580

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

David R. Brady                 Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman           Vice President
1 Alico Plaza
600 King Street
Wilmington, DE 19801

James B. Brown                 Vice President
2727 Allen Parkway
Houston, TX 77019

Robert W. Chesner              Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey            Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi               Vice President
2727-A Allen Parkway
Houston, TX 77019

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan             Vice President
2727-A Allen Parkway
Houston, TX 77019

Donna F. Fahey                 Vice President
3600 Route 66
Neptune, NY 07754-1580

Farideh N. Farrokhi            Vice President
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze                  Vice President
750 W. Virginia Street
Milwaukee, WI 53204

James A. Galli                 Senior Vice President
830 Third Avenue
New York, NY 10022

Frederick J. Garland, Jr.      Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard L. Gravette            Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Kenneth J. Griesemer           Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger          Vice President
70 Pine Street
New York, NY 10270

Joel H. Hammer                 Vice President
1 Chase Manhattan Place
New York, NY 10005

Craig H. Harrel                Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington            Vice President
2727-A Allen Parkway
Houston, TX 77019

Neal C. Hasty                  Vice President
6363 Forest Park Road
Dallas, TX 75235

Thomas M. Hoffman              Vice President - Human Resources
70 Pine Street
New York, NY 10270

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Walter P. Irby                 Vice President
2727-A Allen Parkway
Houston, TX 77019

David S. Jorgensen             Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Stephen C. Kennedy             Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman               Vice President
1 Chase Manhattan Place
New York, NY 10005

Frank A. Kophamel              Vice President
3600 Route 66
Neptune, NJ 07754-1580

Charles L. Levy                Vice President
2727-A Allen Parkway
Houston, TX 77019

Linda K. Lewis                 Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                  Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers                Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett           Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash                Vice President
3600 Route 66
Neptune, NJ 07754-1580

David S. Martin                Vice President - Underwriting
3600 Route 66
Neptune, NJ 07754

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

W. Larry Mask                  Vice President
2777 Allen Parkway
Houston, TX 77019

Gordon S. Massie               Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall               Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland           Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard A. Mercante            Vice President
70 Pine Street
New York, NY 10270

Candace A. Michael             Vice President
2727-A Allen Parkway
Houston, TX 77019

Anne K. Milio                  Vice President
2727-A Allen Parkway
Houston, TX 77019

Sylvia A. Miller               Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy              Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Carl T. Nichols                Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Deanna D. Osmonson             Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President
2929 Allen Parkway
Houston, TX 77019

Lori J. Payne                  Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pederson            Vice President
2727-A Allen Parkway
Houston, TX 77019

Cathy A. Percival              Vice President
2727-A Allen Parkway
Houston, TX 77019

Teresa Y. Robbins              Vice President
175 Water Street
New York, NY 10038

Dale W. Sachtleben             Vice President
1 Franklin Square
Springfield, IL 62713

Robert C. Sage                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Kristen E. Sather              Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott               Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
  Business Address             AIG Life Insurance Company
------------------             ----------------------------------------

Tom L. Scott                   Vice President
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton            Vice President
#1 Franklin Square
Springfield, IL 62713

Paul K. Turner                 Vice President
675 Bering Dr.
Houston, TX 77057

Richard P. Vegh                Vice President
3600 Route 66
Neptune, NJ 07754-1580

S. Michael Von Stein           Vice President
1000 E. Woodfield Road
Schaumberg, IL 60173

Curt B. Vondrasek              Vice President
1000 E. Woodfield Road
Schaumburg, IL 6-183

Christian D. Weiss             Vice President
2727-A Allen Parkway
Houston, TX 77019

Susan J. Wilhite               Vice President
One Woodfield Lake
Schaumberg, IL. 60173

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Name and Principal             Positions and Offices with Depositor
 Business Address              AIG Life Insurance Company
------------------             ----------------------------------------

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019


Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). Set forth below is an organizational chart for AIG filed with the SEC on March 15, 2004 as Exhibit 21 to the Form 10-K. Footnotes to the organizational chart below are located at the end of Item 26. The current organizational chart for AIG can be found as Exhibit 21 in Form 10-K filed in 2005, SEC file number 001-08787.

                               SUBSIDIARIES OF AIG

                                                                                                                % of Voting
                                                                                                                 Securities
                                                                                                                   Owned by
                                                                                           Jurisdiction of              its
                                                                                             Incorporation        Immediate
                                                                                           or Organization        Parent(2)
                                                                                           ---------------        ---------
American International Group, Inc. (1) .......................................................... Delaware ............. (3)
     AIG Aviation, Inc. .......................................................................... Georgia ............ 100%
     AIG Bulgaria Insurance and Reinsurance Company EAD ......................................... Bulgaria ............ 100%
     AIG Capital Corporation .................................................................... Delaware ............ 100%
         AIG Consumer Finance Group, Inc. ....................................................... Delaware ............ 100%
              AIG Bank Polska S.A ................................................................. Poland .......... 97.23%
              AIG Credit S.A ...................................................................... Poland ............. 80%
              Compania Financiera Argentina S.A ................................................ Argentina ........... 92.7%
         AIG Global Asset Management Holdings Corp. ............................................. Delaware ............ 100%
              AIG Capital Partners, Inc. ........................................................ Delaware ............ 100%
              AIG Global Investment Corp. ..................................................... New Jersey ............ 100%
              John McStay Investment Counsel, L.P. ................................................. Texas .......... 82.84%
         International Lease Finance Corporation .............................................. California .......... 64.85% (4)
     AIG Claim Services, Inc. ................................................................... Delaware ............ 100%
     AIG Credit Corp. ........................................................................... Delaware ............ 100%
         A.I. Credit Corp. ................................................................. New Hampshire ............ 100%
         Imperial Premium Finance, Inc. ....................................................... California ............ 100%
         Imperial Premium Finance, Inc. ......................................................... Delaware ............ 100%
     AIG Equity Sales Corp. ..................................................................... New York ............ 100%
     AIG Federal Savings Bank ................................................................... Delaware ............ 100%
     AIG Finance Holdings, Inc. ................................................................. New York ............ 100%
         AIG Finance (Hong Kong) Limited ....................................................... Hong Kong ............ 100%
     AIG Financial Advisor Services, Inc. ....................................................... Delaware ............ 100%

                               SUBSIDIARIES OF AIG

                                                                                                                % of Voting
                                                                                                                 Securities
                                                                                                                   Owned by
                                                                                           Jurisdiction of              its
                                                                                             Incorporation        Immediate
                                                                                           or Organization        Parent(2)
                                                                                           ---------------        ---------
         AIG Financial Advisor Services (Europe), S.A. ........................................ Luxembourg ............ 100%
     AIG Financial Products Corp. ............................................................... Delaware ............ 100%
         AIG Matched Funding Corp. .............................................................. Delaware ............ 100%
         Banque AIG ............................................................................... France ............. 90% (5)
     AIG Funding, Inc. .......................................................................... Delaware ............ 100%
     AIG Global Real Estate Investment Corp. .................................................... Delaware ............ 100%
     AIG Global Trade & Political Risk Insurance Company ...................................... New Jersey ............ 100%
     A.I.G. Golden Insurance Ltd. ................................................................. Israel .......... 50.01%
     AIG Life Insurance Company ................................................................. Delaware ............. 79% (6)
     AIG Life Insurance Company of Canada ......................................................... Canada ............ 100%
     AIG Life Insurance Company of Puerto Rico ............................................... Puerto Rico ............ 100%
     AIG Marketing, Inc. ........................................................................ Delaware ............ 100%
     AIG Memsa, Inc. ............................................................................ Delaware ............ 100%
         Tata AIG General Insurance Company Limited ................................................ India ............. 26%
     AIG Private Bank Ltd. ................................................................... Switzerland ............ 100%
     AIG Retirement Services, Inc. .............................................................. Delaware ............ 100% (7)
         SunAmerica Life Insurance Company ....................................................... Arizona ............ 100%
              SunAmerica Investments, Inc. ....................................................... Georgia ............. 70% (8)
                  AIG Advisor Group, Inc. ....................................................... Maryland ............ 100%
                      Advantage Capital Corporation ............................................. New York ............ 100%
                      FSC Securities Corporation ................................................ Delaware ............ 100%
                      Sentra Securities Corporation ........................................... California ............ 100%
                      Spelman & Co., Inc. ..................................................... California ............ 100%
                      SunAmerica Securities, Inc. ............................................... Delaware ............ 100%
                  AIG SunAmerica Life Assurance Company .......................................... Arizona ............ 100% (9)
                  Saamsun Holdings Corp. ........................................................ Delaware ............ 100%
                      SAM Holdings Corporation ................................................ California ............ 100%
                           AIG SunAmerica Asset Management Corp. ................................ Delaware ............ 100%
                           AIG SunAmerica Capital Services. Inc. ................................ Delaware ............ 100%
                      Sun Royal Holdings Corporation .......................................... California ............ 100%
         Royal Alliance Associates, Inc. ........................................................ Delaware ............ 100%
     First SunAmerica Life Insurance Company .................................................... New York ............ 100%
AIG Risk Management, Inc. ....................................................................... New York ............ 100%
AIG Technologies, Inc. ..................................................................... New Hampshire ............ 100%
AIGTI, Inc. ..................................................................................... Delaware ............ 100%
AIG Trading Group Inc. .......................................................................... Delaware ............ 100%
     AIG International, Inc. .................................................................... Delaware ............ 100%
AIU Insurance Company ........................................................................... New York ............. 52% (10)
AIU North America, Inc. ......................................................................... New York ............ 100%
American General Corporation ....................................................................... Texas ............ 100%
     American General Bancassurance Services, Inc. .............................................. Illinois ............ 100%
     AGC Life Insurance Company ................................................................. Missouri ............ 100%
         AIG Assurance Canada ..................................................................... Canada ............ 100% (11)
         AIG Life of Bermuda, Ltd. ............................................................... Bermuda ............ 100%

                               SUBSIDIARIES OF AIG

                                                                                                                % of Voting
                                                                                                                 Securities
                                                                                                                   Owned by
                                                                                           Jurisdiction of              its
                                                                                             Incorporation        Immediate
                                                                                           or Organization        Parent(2)
                                                                                           ---------------        ---------
         American General Life and Accident Insurance Company .................................. Tennessee ............ 100%
         American General Life Insurance Company ................................................... Texas ............ 100%
              American General Annuity Service Corporation ......................................... Texas ............ 100%
              AIG Enterprise Services, LLC ...................................................... Delaware ............ 100%
              American General Equity Services Corporation ...................................... Delaware ............ 100%
              American General Life Companies, LLC .............................................. Delaware ............ 100%
              The Variable Annuity Life Insurance Company .......................................... Texas ............ 100%
                  VALIC Retirement Services Company ................................................ Texas ............ 100%
                  VALIC Trust Company .............................................................. Texas ............ 100%
         American General Property Insurance Company ........................................... Tennessee .......... 51.85% (12)
              American General Property Insurance Company of Florida ............................. Florida ............ 100%
         AIG Annuity Insurance Company ............................................................. Texas ............ 100%
         The United States Life Insurance Company in the City of New York ....................... New York ............ 100%
     American General Finance, Inc. .............................................................. Indiana ............ 100%
         AGF Investment Corp. .................................................................... Indiana ............ 100%
         American General Auto Finance, Inc. .................................................... Delaware ............ 100%
         American General Finance Corporation .................................................... Indiana ............ 100%
              Crossroads Mortgage, Inc. ........................................................ Tennessee ............ 100%
              ENM, Inc. ........................................................................ Tennessee ............ 100%
              MorEquity, Inc. ..................................................................... Nevada ............ 100%
                  Wilmington Finance, Inc. ...................................................... Delaware ............ 100%
              Merit Life Insurance Co. ........................................................... Indiana ............ 100%
              Yosemite Insurance Company ......................................................... Indiana ............ 100%
                  CommoLoCo, Inc. ............................................................ Puerto Rico ............ 100%
              American General Financial Services of Alabama, Inc. ............................... Alabama ............ 100%
              HSA Residential Mortgage Services of Texas, Inc. .................................. Delaware ............ 100%
         American General Investment Management Corporation ..................................... Delaware ............ 100%
         American General Realty Investment Corporation ............................................ Texas ............ 100%
         American General Assurance Company ..................................................... Illinois ............ 100%
                  American General Indemnity Company ............................................ Illinois ............ 100%
                  USLIFE Credit Life Insurance Company of Arizona ................................ Arizona ............ 100%
              Knickerbocker Corporation ............................................................ Texas ............ 100%
American Home Assurance Company ................................................................. New York ............ 100%
     AIG Hawaii Insurance Company, Inc. ........................................................... Hawaii ............ 100%
         American Pacific Insurance Company, Inc. ................................................. Hawaii ............ 100%
     American International Insurance Company ................................................... New York ............ 100%
         American International Insurance Company of California, Inc. ......................... California ............ 100%
         American International Insurance Company of New Jersey ............................... New Jersey ............ 100%
         Minnesota Insurance Company ........................................................... Minnesota ............ 100%
         American International Realty Corp. .................................................... Delaware ........... 31.5% (13)
         Pine Street Real Estate Holdings Corp. ............................................ New Hampshire .......... 31.47% (13)
         Transatlantic Holdings, Inc. ........................................................... Delaware .......... 33.61% (14)
              Transatlantic Reinsurance Company ................................................. New York ............ 100%
                  Putnam Reinsurance Company .................................................... New York ............ 100%

                               SUBSIDIARIES OF AIG

                                                                                                                % of Voting
                                                                                                                 Securities
                                                                                                                   Owned by
                                                                                           Jurisdiction of              its
                                                                                             Incorporation        Immediate
                                                                                           or Organization        Parent(2)
                                                                                           ---------------        ---------
                  Trans Re Zurich ............................................................ Switzerland ............ 100%
American International Insurance Company of Delaware ............................................ Delaware ............ 100%
American International Life Assurance Company of New York ....................................... New York .......... 77.52% (15)
American International Reinsurance Company, Ltd. ................................................. Bermuda ............ 100%
     AIG Edison Life Insurance Company ............................................................. Japan ............. 90% (16)
     American International Assurance Company, Limited ......................................... Hong Kong ............ 100%
         American International Assurance Company (Australia) Limited .......................... Australia ............ 100%
     American International Assurance Company (Bermuda) Limited .................................. Bermuda ............ 100%
         American International Assurance Co. (Vietnam) Limited .................................. Vietnam ............ 100%
         Tata AIG Life Insurance Company Limited ................................................... India ............. 26%
     Nan Shan Life Insurance Company, Ltd. ........................................................ Taiwan ............. 95%
American International Underwriters Corporation. ................................................ New York ............ 100%
American International Underwriters Overseas, Ltd. ............................................... Bermuda ............ 100%
     AIG Europe (Ireland) Limited ................................................................ Ireland ............ 100%
     AIG Europe (U.K.) Limited ................................................................... England ............ 100%
     AIG Brasil Companhia de Seguros .............................................................. Brazil ............. 50%
     Universal Insurance Co., Ltd. .............................................................. Thailand ............ 100%
     La Seguridad de Centroamerica, Compania de Seguros S.A. ................................... Guatemala ............ 100%
     American International Insurance Company of Puerto Rico ................................. Puerto Rico ............ 100%
     A.I.G. Colombia Seguros Generales S.A. ..................................................... Colombia ............ 100%
     American International Underwriters GmBH .................................................... Germany ............ 100%
     Underwriters Adjustment Company, Inc. ........................................................ Panama ............ 100%
     American Life Insurance Company ............................................................ Delaware ............ 100%
         AIG Life (Bulgaria) Z.D. A.D ........................................................... Bulgaria ............ 100%
         ALICO, S.A ............................................................................... France ............ 100%
         American Life Insurance Company (Kenya) Limited ........................................... Kenya .......... 66.67%
         Pharaonic American Life Insurance Company ................................................. Egypt .......... 71.63%
     AIG Life Insurance Company (Switzerland) Ltd. ........................................... Switzerland ............ 100%
     American Security Life Insurance Company, Ltd. ......................................... Lichtenstein ............ 100%
     Birmingham Fire Insurance Company of Pennsylvania ...................................... Pennsylvania ............ 100%
     China America Insurance Company, Ltd. ...................................................... Delaware ............. 50%
     Commerce and Industry Insurance Company .................................................... New York ............ 100%
     Commerce and Industry Insurance Company of Canada ........................................... Ontario ............ 100%
     Delaware American Life Insurance Company ................................................... Delaware ............ 100%
     Hawaii Insurance Consultants, Ltd. ........................................................... Hawaii ............ 100%
     HSB Group, Inc. ............................................................................ Delaware ............ 100%
         The Hartford Steam Boiler Inspection and Insurance Company .......................... Connecticut ............ 100%
              The Allen Insurance Company, Ltd. .................................................. Bermuda ............ 100%
              The Hartford Steam Boiler Inspection and Insurance Company of Connecticut ...... Connecticut ............ 100%
              HSB Engineering Insurance Limited .................................................. England ............ 100%
                  The Boiler Inspection and Insurance Company of Canada ........................... Canada ............ 100%
     The Insurance Company of the State of Pennsylvania ..................................... Pennsylvania ............ 100%
     Landmark Insurance Company ............................................................... California ............ 100%
     Mt. Mansfield Company, Inc. ................................................................. Vermont ............ 100%

                               SUBSIDIARIES OF AIG

                                                                                                                % of Voting
                                                                                                                 Securities
                                                                                                                   Owned by
                                                                                           Jurisdiction of              its
                                                                                             Incorporation        Immediate
                                                                                           or Organization        Parent(2)
                                                                                           ---------------        ---------
National Union Fire Insurance Company of Pittsburgh, Pa ..................................... Pennsylvania ............ 100%
     American International Specialty Lines Insurance Company ..................................... Alaska ............. 70% (17)
     Lexington Insurance Company ................................................................ Delaware ............. 70% (17)
         GE Property & Casualty Insurance Company ........................................... Pennsylvania ............ 100%
              GE Casualty Insurance Company ................................................. Pennsylvania ............ 100%
                  GE Indemnity Insurance Company ............................................ Pennsylvania ............ 100%
              GE Auto & Home Assurance Company .............................................. Pennsylvania ............ 100%
              Bayside Casualty Insurance Company .............................................. New Jersey ............ 100%
         JI Accident & Fire Insurance Co. Ltd. ..................................................... Japan ............. 50%
     National Union Fire Insurance Company of Louisiana ........................................ Louisiana ............ 100%
     National Union Fire Insurance Company of Vermont ............................................ Vermont ............ 100%
     21st Century Insurance Group ............................................................. California .......... 33.03% (18)
         21st Century Insurance Company ....................................................... California ............ 100%
         21st Century Casualty Company ........................................................ California ............ 100%
         21st Century Insurance Company of Arizona ............................................... Arizona ............ 100%
     Starr Excess Liability Insurance Company, Ltd. ............................................. Delaware ............ 100%
         Starr Excess Liability Insurance International Ltd. ..................................... Ireland ............ 100%
NHIG Holding Corp. .............................................................................. Delaware ............ 100%
     Audubon Insurance Company ................................................................. Louisiana ............ 100%
         Audubon Indemnity Company ........................................................... Mississippi ............ 100%
         Agency Management Corporation ......................................................... Louisiana ............ 100%
              The Gulf Agency, Inc. .............................................................. Alabama ............ 100%
     New Hampshire Insurance Company ........................................................ Pennsylvania ............ 100%
         AIG Europe, S.A .......................................................................... France ............ (19)
         AI Network Corporation ................................................................. Delaware ............ 100%
         American International Pacific Insurance Company ....................................... Colorado ............ 100%
         American International South Insurance Company ..................................... Pennsylvania ............ 100%
         Granite State Insurance Company .................................................... Pennsylvania ............ 100%
         New Hampshire Indemnity Company, Inc. .............................................. Pennsylvania ............ 100%
         AIG National Insurance Company, Inc. ................................................... New York ............ 100%
         Illinois National Insurance Co. ........................................................ Illinois ............ 100%
         New Hampshire Insurance Services, Inc. ............................................ New Hampshire ............ 100%
     AIG Star Life Insurance Co., Ltd. ............................................................. Japan ............ 100%
Pharaonic Insurance Company, S.A.E ................................................................. Egypt .......... 89.98%
The Philippine American Life and General Insurance Company ................................... Philippines .......... 99.78%
     Pacific Union Assurance Company .......................................................... California ............ 100%
     Philam Equitable Life Assurance Company, Inc. ........................................... Philippines .......... 95.31%
     The Philippine American General Insurance Company, Inc. ................................. Philippines ............ 100%
         Philam Insurance Company, Inc. ...................................................... Philippines ............ 100%
Risk Specialist Companies, Inc. ................................................................. Delaware ............ 100%
United Guaranty Corporation ............................................................... North Carolina .......... 36.3l% (20)
     United Guaranty Insurance Company .................................................... North Carolina ............ 100%
     United Guaranty Mortgage Insurance Company ........................................... North Carolina ............ 100%
     United Guaranty Mortgage Insurance Company of North Carolina ......................... North Carolina ............ 100%

                               SUBSIDIARIES OF AIG

                                                                                                                % of Voting
                                                                                                                 Securities
                                                                                                                   Owned by
                                                                                           Jurisdiction of              its
                                                                                             Incorporation        Immediate
                                                                                           or Organization        Parent(2)
                                                                                           ---------------        ---------
     United Guaranty Partners Insurance Company .................................................. Vermont ............. 80%
     United Guaranty Residential Insurance Company of North Carolina ...................... North Carolina ............ 100%
     United Guaranty Residential Insurance Company ........................................ North Carolina .......... 75.03% (21)
         United Guaranty Commercial Insurance Company of North Carolina ................... North Carolina ............ 100%
         United Guaranty Mortgage Indemnity Company ....................................... North Carolina ............ 100%
         United Guaranty Credit Insurance Company ......................................... North Carolina ............ 100%
     United Guaranty Services, Inc. ....................................................... North Carolina ............ 100%

----------

(1) All subsidiaries listed are consolidated in the financial statements of AIG filed in its Form 10-K in 2004, SEC file number 001-08787. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)   Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 11.9 percent by Starr International Company, Inc., 1.8 percent by C. V. Starr & Co., Inc. and
      2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)   Also owned 10 percent by AIG Matched Funding Corp.
(6)   Also owned 21 percent by Commerce and Industry Insurance Company.
(7)   Formerly known as AIG SunAmerica Inc.
(8)   Also owned 30 percent by AIG Retirement Services. Inc.
(9)   Formerly known as Anchor National Life Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and 8 percent by Birmingham Fire Insurance Company of Pennsylvania.
(11)  Indirect wholly-owned subsidiary.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)  Also owned by 11 other AIG subsidiaries.
(14)  Also owned 26.06 percent by AIG.
(15)  Also owned 22.48 percent by American Home Assurance Company.
(16)  Also owned 10 percent by a subsidiary of American Life Insurance Company.
(17) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham Fire Insurance Company of Pennsylvania.
(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19)  100 percent to be held with other AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of AIG Life Insurance Company (Depositor).

Item 27. Number of Contract Owners

As of April 1, 2005, there were zero (0) owners of contracts of the class covered by this registration statement, zero qualified contracts and zero (0) non-qualified contracts.

Item 28. Indemnification

The corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, indemnify any and all of its directors and officers, who shall serve as an officer or director of the corporation at the request of the corporation, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any other provision of the bylaws, the certificate of incorporation, any agreement, any vote of the stockholders or disinterested directors or otherwise, both as to action in their official capacity while holding such office and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Item 29. Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account II of AIG Life Insurance Company, which offers interests in flexible premium variable universal life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of AIG Life Insurance Company affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

Name and Principal              Positions and Offices with Underwriter
  Business Address              American General Equity Services Corporation
-------------------             --------------------------------------------

Rodney O. Martin, Jr.           Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                 Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Underwriter
  Business Address              American General Equity Services Corporation
-------------------             --------------------------------------------

Ernest T. Patrikis              Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                 Director
2929 Allen Parkway
Houston, TX 77019

Richard J. Miller               President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.          Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez             Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson              Vice President, Chief Compliance Officer and
2727 Allen Parkway              Anti-Money Laundering Compliance Officer
Houston, TX 77019

Elizabeth M. Tuck               Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski          Tax Officer
70 Pine Street
New York, NY 10270

Amy M. Cinquegrana              Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Underwriter
  Business Address              American General Equity Services Corporation
-------------------             --------------------------------------------

David M. Robinson               Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                 Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires                  Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)   Compensation From the Registrant.

                             Net Underwriting
Name of Principal            Discounts and       Compensation on    Brokerage
Underwriter                  Commissions         Redemption         Commissions       Compensation
-----------------            ----------------    ---------------    -----------       ------------
American General Equity                 0                 0                0                  0
 Services Corporation

Item 30. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AIG Life Insurance Company at its principal executive office located at 70 Pine Street, New York, New York 10270 or at its offices located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

AIG Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AIG Life.

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of AIG Life Insurance Company, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2005.

                                   VARIABLE ACCOUNT I OF AIG LIFE
                                   INSURANCE COMPANY
                                   (Registrant)

                                   BY:  AIG LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)

                                  BY:   ROBERT F. HERBERT, JR.
                                        --------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT, TREASURER
                                          AND COMPTROLLER

[SEAL]

ATTEST:  LAUREN W. JONES
         --------------------
         LAUREN W. JONES
         ASSISTANT SECRETARY

        As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                      Date
-------------                   -------                    -------

RODNEY O. MARTIN, JR.           Director, Chairman,        April 29, 2005
-------------------------       President and Chief
RODNEY O. MARTIN, JR.           Executive Officer

CHRISTOPHER J. SWIFT            Director and Chief         April 29, 2005
-------------------------       Financial Officer
CHRISTOPHER J. SWIFT

M. BERNARD AIDINOFF             Director                   April 29, 2005
-------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                  Director                   April 29, 2005
-------------------------
DAVID J. DIETZ

DAVID L. HERZOG                 Director                   April 29, 2005
-------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR               Director                   April 29, 2005
-------------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II              Director                   April 29, 2005
-------------------------
ROYCE G. IMHOFF II

DONALD P. KANAK, JR.            Director                   April 29, 2005
-------------------------
DONALD P. KANAK, JR.

Signature                         Title                      Date
--------------                    -------                    -------

RICHARD J. MILLER                 Director                   April 29, 2005
-------------------------
RICHARD J. MILLER

ERNEST T. PATRIKIS                Director                   April 29, 2005
-------------------------
ERNEST T. PATRIKIS

GARY D. REDDICK                   Director                   April 29, 2005
-------------------------
GARY D. REDDICK

MARTIN J. SULLIVAN                Director                   April 29, 2005
-------------------------
MARTIN J. SULLIVAN

                                  EXHIBIT INDEX

Item 24.  Exhibits

        (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1